ENTERGY STATISTICAL REPORT

AND INVESTOR GUIDE

2019

Our Vision: We Power Life

Our Mission: We exist to grow a world-class energy business that creates sustainable value for our four key stakeholders – our customers, our employees, our communities and our owners.

Entergy Corporation (NYSE:ETR) is an integrated energy company engaged primarily in electric power production and retail distribution operations. Entergy owns and operates power plants with
approximately 30,000 megawatts of electric generating capacity, including nearly 9,000 megawatts of nuclear power. Entergy delivers electricity to 2.9 million utility customers in Arkansas, Louisiana,
Mississippi and Texas. Entergy has annual revenues of $11 billion and approximately 13,600 employees.

We have assembled the statistics and facts in this report to support your review and analysis of Entergy’s results over the last three years.

This information is available in two electronic files, Excel and PDF in order to facilitate easier access and analysis.

Entergy Investor Relations

TABLE OF CONTENTS		Note: The Excel Tab labels correspond to the page numbers
in the PDF version of the 2019 report.
	Excel Tab		Excel Tab
ABOUT THIS PUBLICATION	Page 2	Utility Securities Detail	Pages 31 – 34
FORWARD-LOOKING INFORMATION	Page 2	Utility Long-Term Debt and Preferred Stock	Page 31
REGULATION G COMPLIANCE	Page 2	Entergy Arkansas, LLC	Page 31
ENTERGY AT A GLANCE	Pages 3 – 4	Entergy Utility Holding Company, LLC	Page 31
		Entergy Louisiana, LLC	Page 32
ENTERGY CORPORATION AND SUBSIDIARIES		Entergy Mississippi, LLC	Page 33
Selected Financial and Operating Data	Page 5	Entergy New Orleans, LLC	Page 33
Selected Financial Data	Page 5	Entergy Texas, Inc.	Page 34
Utility Electric Operating Data	Page 5	System Energy Resources, Inc.	Page 34
Entergy Wholesale Commodities Operating Data	Page 5	Utility Statistical Information	Pages 35 – 47
Employees	Page 5	Utility Total Capability	Page 35
Owned and Leased Capability	Page 5	Utility Selected Operating Data	Page 35
Consolidated Quarterly Financial Metrics	Page 6	Utility Electric Statisitcal Information	Page 36
Consolidated Annual Financial Metrics	Page 6	Entergy Arkansas, LLC	Pages 37 – 38
Financial Results	Page 7	Entergy Louisiana, LLC	Pages 39 – 40
GAAP to Non-GAAP Reconciliations:	Page 7	Entergy Mississippi, LLC	Pages 41 – 42
Consolidated Quarterly Results	Page 7	Entergy New Orleans, LLC	Pages 43 – 44
Consolidated Quarterly Adjustments	Pages 8 – 9	System Energy Resources, Inc.	Page 44
Consolidated Annual Results	Page 10	Entergy Texas, Inc.	Pages 45 – 46
Consolidated Annual Adjustments	Pages 11 – 12	Utility Nuclear Plant Statistics	Page 47
Consolidated Statements of Operations	Page 13	Utility Regulatory Information	Page 48
Consolidating Income Statement	Page 14	State Regulatory Commissions	Page 48
Consolidated Balance Sheets	Pages 15 – 16	Commission/Council Members	Page 48
Consolidating Balance Sheet	Pages 17 – 18
Consolidated Statements of Cash Flow	Pages 19 – 20	ENTERGY WHOLESALE COMMODITIES
Cash Flow Information by Business	Page 20	EWC Quarterly Financial Metrics	Page 49
Consolidated Statements of Changes in Equity	Page 21	EWC Annual Financial Metrics	Page 49
Consolidated Statements of Comprehensive	Page 22	EWC Quarterly Operational Metrics	Page 49
Income (Loss)		EWC Annual Operational Metrics	Page 49
Consolidated Capital Expenditures	Page 23	EWC Total Capacity	Page 49
Historical Capital Expenditures	Page 23	EWC Nuclear Plant Statistics	Page 50
Entergy Corporation Securities Detail	Page 23	EWC Nuclear Plant Additional Information	Page 50
Entergy Corporation Long-Term Debt	Page 23	EWC Non-Nuclear Wholesale Assets	Page 50
Securities Ratings (Outlook)	Page 23	Plant Statistics
Preferred Member Interests	Page 23	EWC Non-Nuclear Wholesale Assets	Page 50
UTILITY		Plant Emissions
Utility Quarterly Financial Metrics	Page 24	EWC Non-Nuclear Assets Securities Detail	Page 51
Utility Annual Financial Metrics	Page 24	Vermont Yankee Credit Facility	Page 51
Utility Securities Ratings (Outlook)	Page 24	Preferred Stock	Page 51
Utility Historical Capital Expenditures	Page 24
Utility Financial Results	Pages 25 – 30	DEFINITIONS OF OPERATIONAL MEASURES AND
Utility Consolidating Income Statement	Page 25	GAAP AND NON-GAAP FINANCIAL MEASURES	Page 52
Utility Consolidating Balance Sheet	Pages 26 – 27
Utility Selected Annual Financial Metrics	Pages 28 – 30	REG G RECONCILIATIONS
		Financial Measures	Pages 53 – 66

		INVESTOR INFORMATION	Page 67

ABOUT THIS PUBLICATION	• variations in weather and the occurrence of hurricanes and other storms and disasters,
This publication is unaudited and should be used in conjunction with Entergy’s 2019	including uncertainties associated with efforts to remediate the effects of hurricanes, ice
Annual Report to Shareholders and Form 10-K filed with the Securities and Exchange	storms, or other weather events and the recovery of costs associated with restoration,
Commission. It has been prepared for information purposes and is not intended for use	including accessing funded storm reserves, federal and local cost recovery mechanisms,
in connection with any sale or purchase of, or any offer to buy, any securities of Entergy	securitization, and insurance, as well as any related unplanned outages;
Corporation or its subsidiaries.	• the risk that an incident at any nuclear generation facility in the U.S. could lead to the assessment of significant retrospective assessments and/or retrospective insurance
FORWARD-LOOKING INFORMATION	premiums as a result of Entergy’s participation in a secondary financial protection
In this report and from time to time, Entergy Corporation makes statements concerning	system, a utility industry mutual insurance company, and industry self- insurance
its expectations, beliefs, plans, objectives, goals, strategies, and future events or	programs;
performance. Such statements are “forward-looking statements” within the meaning of	• effects of climate change, including the potential for increases in extreme weather
the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,”	events and sea levels or coastal land and wetland loss;
“could,” “project,” “believe,” “anticipate,” “intend,” “expect,” “estimate,” “continue,”	• changes in the quality and availability of water supplies and the related regulation of
“potential,” “plan,” “predict,” “forecast,” and other similar words or expressions are	water use and diversion;
intended to identify forward-looking statements but are not the only means to identify	• Entergy’s ability to manage its capital projects, including completion of projects timely
these statements. Although Entergy believes that these forward-looking statements and	and within budget and to obtain the anticipated performance or other benefits, and its
the underlying assumptions are reasonable, it cannot provide assurance that they will	operation and maintenance costs;
prove correct. Any forward-looking statement is based on information current as of the	• Entergy’s ability to purchase and sell assets at attractive prices and on other attractive
date of this report and speaks only as of the date on which such statement is made.	terms;
Except to the extent required by the federal securities laws, Entergy undertakes no	• the economic climate, and particularly economic conditions in Entergy’s Utility service
obligation to publicly update or revise any forward-looking statements, whether as a	area and the northern United States and events and circumstances that could influence
result of new information, future events, or otherwise.	economic conditions in those areas, including power prices, and the risk that anticipated
Forward-looking statements involve a number of risks and uncertainties. There are	load growth may not materialize;
factors that could cause actual results to differ materially from those expressed or	• federal income tax reform, including the Tax Cuts and Jobs Act and its intended and
implied in the forward-looking statements, including those factors discussed or	unintended consequences on financial results and future cash flows;
incorporated by reference in (a) Item 1A. Risk Factors contained in the Form 10-K for	• the effects of Entergy’s strategies to reduce tax payments;
the year ended Dec. 31, 2019, (b) those factors discussed or incorporated by reference	• changes in the financial markets and regulatory requirements for the issuance of
in Management’s Financial Discussion and Analysis contained in the Form 10-K for the	securities, particularly as they affect access to capital and Entergy’s ability to refinance
year ended Dec. 31, 2019, and (c) the following factors (in addition to others described	existing securities, execute share repurchase programs, and fund investments and
elsewhere in this report and in subsequent securities filings):	acquisitions;
• resolution of pending and future rate cases, formula rate proceedings and related	• actions of rating agencies, including changes in the ratings of debt and preferred
negotiations, including various performance-based rate discussions, Entergy’s utility	stock, changes in general corporate ratings, and changes in the rating agencies’ ratings
supply plan, and recovery of fuel and purchased power costs;	criteria;
• continuing long-term risks and uncertainties associated with the termination of the	• changes in inflation and interest rates;
System Agreement in 2016, including the potential absence of federal authority to	• the effects of litigation and government investigations or proceedings;
resolve certain issues among the Utility operating companies and their retail regulators;	• changes in technology, including (i) Entergy’s ability to implement new or emerging
• regulatory and operating challenges and uncertainties and economic risks associated	technologies, (ii) the impact of changes relating to new, developing, or alternative
with the Utility operating companies’ participation in MISO, including the benefits of	sources of generation such as distributed energy and energy storage, renewable energy,
continued MISO participation, the effect of current or projected MISO market rules and	energy efficiency, demand side management and other measures that reduce load and
market and system conditions in the MISO markets, the allocation of MISO system	government policies incentivizing development of the foregoing, and (iii) competition from
transmission upgrade costs, the MISO-wide base rate of return on equity allowed or	other companies offering products and services to Entergy’s customers based on new or
any MISO-related charges and credits required by the FERC, and the effect of planning	emerging technologies or alternative sources of generation;
decisions that MISO makes with respect to future transmission investments by the	• the effects, including increased security costs, of threatened or actual terrorism,
Utility operating companies;	cyber-attacks or data security breaches, natural or man-made electromagnetic pulses
• changes in utility regulation, including with respect to retail and wholesale competition,	that affect transmission or generation infrastructure, accidents, and war or a catastrophic
the ability to recover net utility assets and other potential stranded costs, and the	event such as a nuclear accident or a natural gas pipeline explosion;
application of more stringent return on equity criteria, transmission reliability	• the effects of a global event or pandemic, such as the COVID-19 global pandemic,
requirements or market power criteria by the FERC or the U.S. Department of Justice;	including economic and societal disruptions; volatility in the capital markets (and any
• changes in the regulation or regulatory oversight of Entergy’s nuclear generating	related increased cost of capital or any inability to access the capital markets or draw
facilities and nuclear materials and fuel, including with respect to the planned or actual	on available bank credit facilities); reduced demand for electricity, particularly from
shutdown and sale of each of the nuclear generating facilities owned or operated by	commercial and industrial customers; increased or unrecoverable costs; supply chain,
Entergy Wholesale Commodities, and the effects of new or existing safety or	vendor, and contractor disruptions; delays in completion of capital or other construction
environmental concerns regarding nuclear power plants and nuclear fuel;	projects, maintenance, and other operations activities, including prolonged outages;
• resolution of pending or future applications, and related regulatory proceedings and	impacts to Entergy’s workforce availability, health, or safety; increased cybersecurity

litigation, for license modifications or other authorizations required of nuclear generating	risks as a result of many employees telecommuting; increased late or uncollectible
facilities and the effect of public and political opposition on these applications, regulatory	customer payments; regulatory delays; executive orders affecting, or increased
proceedings, and litigation;	regulation of, our business; changes in credit ratings or outlooks as a result of any of the
• the performance of and deliverability of power from Entergy’s generation resources,	foregoing; or other adverse impacts on Entergy’s ability to execute on its business
including the capacity factors at Entergy’s nuclear generating facilities;	strategies and initiatives or, more generally, on Entergy’s results of operations, financial
• increases in costs and capital expenditures that could result from changing regulatory	condition, and liquidity;
requirements, emerging operating and industry issues, and the commitment of	• Entergy’s ability to attract and retain talented management, directors, and employees
substantial human and capital resources required for the safe and reliable operation and	with specialized skills;
maintenance of Entergy’s nuclear generating facilities;	• Entergy’s ability to attract, retain and manage an appropriately qualified workforce;
• Entergy’s ability to develop and execute on a point of view regarding future prices of	• changes in accounting standards and corporate governance;
electricity, natural gas, and other energy-related commodities;	• declines in the market prices of marketable securities and resulting funding
• prices for power generated by Entergy’s merchant generating facilities and the ability	requirements and the effects on benefits costs for Entergy’s defined benefit pension
to hedge, meet credit support requirements for hedges, sell power forward or otherwise	and other postretirement benefit plans;
reduce the market price risk associated with those facilities, including the Entergy	• future wage and employee benefit costs, including changes in discount rates and
Wholesale Commodities nuclear plants, especially in light of the planned shutdown and	returns on benefit plan assets;
sale of each of these nuclear plants;	• changes in decommissioning trust fund values or earnings or in the timing of,
• the prices and availability of fuel and power Entergy must purchase for its Utility	requirements for, or cost to decommission Entergy’s nuclear plant sites and the
customers, and Entergy’s ability to meet credit support requirements for fuel and power	implementation of decommissioning of such sites following shutdown;
supply contracts;	• the decision to cease merchant power generation at all Entergy Wholesale
• volatility and changes in markets for electricity, natural gas, uranium, emissions	Commodities nuclear power plants by mid-2022, including the implementation of the
allowances, and other energy-related commodities, and the effect of those changes on	planned shutdowns and sales of Indian Point 2, Indian Point 3, and Palisades;
Entergy and its customers;	• the effectiveness of Entergy’s risk management policies and procedures and the
• changes in law resulting from federal or state energy legislation or legislation	ability and willingness of its counterparties to satisfy their financial and performance
subjecting energy derivatives used in hedging and risk management transactions to	commitments;
governmental regulation;	• the potential for the factors listed herein to lead to the impairment of long-lived assets;
• changes in environmental laws and regulations, agency positions or associated	and
litigation, including requirements for reduced emissions of sulfur dioxide, nitrogen oxide,	• Entergy and its subsidiaries 'ability to successfully execute on their business
greenhouse gases, mercury, particulate matter and other regulated air emissions, heat	strategies, including their ability to complete strategic transactions that Entergy may
and other regulated discharges to water, requirements for waste management and	undertake.
disposal and for the remediation of contaminated sites, wetlands protection and
permitting, and changes in costs of compliance with environmental laws and regulations;	REGULATION G COMPLIANCE
• changes in laws and regulations, agency positions, or associated litigation related to	Financial performance measures shown in this report include those calculated and
protected species and associated critical habitat designations;	presented in accordance with generally accepted accounting principles (GAAP), as well
• the effects of changes in federal, state, or local laws and regulations, and other	as those that are considered non-GAAP measures. This report includes non-GAAP
governmental actions or policies, including changes in monetary, fiscal, tax,	measures of adjusted earnings; adjusted EPS; adjustments; adjusted EBITDA; adjusted
environmental, trade/tariff, domestic purchase requirements, or energy policies;	common dividend payout ratio; adjusted ROIC; adjusted ROE; gross liquidity; adjusted
• the effects of full or partial shutdowns of the federal government or delays in obtaining	return on average member's equity; adjusted net revenue; adjusted non-fuel O&M; total
government or regulatory actions or decisions;	debt, excluding securitization debt; debt to capital, excluding securitization debt; net
• uncertainty regarding the establishment of interim or permanent sites for spent nuclear	debt to net capital, excluding securitization debt; parent debt to total debt, excluding
fuel and nuclear waste storage and disposal and the level of spent fuel and nuclear	securitization debt; FFO; FFO to debt, excluding securitization debt; FFO to debt
waste disposal fees charged by the U.S. government or other providers related to such	excluding securitization debt, return of unprotected excess ADIT, and severance, and
sites;	retention payments associated with exit of EWC. We have prepared reconciliations of these measures to the most directly comparable GAAP measures. Reconciliations can be found on pages 7, 10, and 53 – 66.

ENTERGY AT A GLANCE

VISION, MISSION AND STAKEHOLDER OBJECTIVES

We power life. This is our vision. It goes much further than powering the grid. Together, we are on a journey with our stakeholders to improve lives, build businesses and create prosperity.

We exist to grow a world-class energy business that creates sustainable value for our four key stakeholders – our customers, our employees, our communities, and our owners.

• For our customers, we create value by delivering top-quartile customer experience. We work directly with customers to anticipate their needs and exceed their expectations while also keeping rates reasonable.

• For our employees, we create value by advocating for our employees to live safe, all day, every day. We strive to earn top-quartile organizational health scores. We provide a rewarding, engaging, diverse, and inclusive work environment with fair compensation and benefits while also providing opportunities for career advancement.

• For our communities, we create value by achieving top-decile corporate social responsibility performance. We are active in economic development, philanthropy, volunteerism, and advocacy, and we operate our business safely and in a socially and environmentally responsible way.

• For our owners, we create value by delivering top-quartile total shareholder returns. We are relentless in our pursuit of opportunities to optimize our business.

BUSINESS STRATEGY

Our strategy to achieve our stakeholder objectives has two key aspects. First, we invest in the utility for the benefit of our customers, which supports steady, predictable growth in earnings and dividends. Second, we manage risk by ensuring our utility investments are customer-centric, supported by progressive regulatory constructs, and executed with disciplined project management.

ENTERGY BY THE NUMBERS

GAAP Revenues	$10.9 billion
GAAP Net Income	$1.2 billion
Total Assets	$51.7 billion
Utility Retail Electric Customers	2.9 million
Interconnected High-Voltage Transmission Lines	16,000 circuit miles
Distribution Lines	105,000 circuit miles
Utility Billed Retail Electric Energy Sales	129,121 GWh
EWC Billed Electric Energy Sales	28,088 GWh
Employees at Year-end	13,635
Total Owned and Leased Generating Capability by Fuel Source in MW:
CCGT/CT	8,330
Nuclear	8,087
Legacy Gas	7,011
Coal	2,401
Hydro/Solar	75

ENTERGY AT A GLANCE

OPERATIONS

UTILITY
The Utility business segment includes the generation, transmission,	ENTERGY WHOLESALE COMMODITIES (EWC)
distribution, and sale of electric power, and operation of a small natural gas	Entergy has announced the sale and closure of the EWC nuclear assets, completing
distribution business.	its plan to exit the merchant power business and transition to a pure-play utility.
• Five retail electric utilities with 2.9 million customers
• Four states – Arkansas, Louisiana, Mississippi, Texas	The EWC business segment includes the ownership, operation, and decommissioning
• 22,630 MW generating capability	of nuclear power plants located in the northern United States and the sale of the electric
• Two gas utilities with 202,000 customers	power produced by its operating plants to wholesale customers. EWC also provides services to other nuclear power plant owners and owns interest in non-nuclear power
ENTERGY ARKANSAS, LLC (E-AR)	plants that sell the electric power produced by those plants to wholesale customers.
Entergy Arkansas generates, transmits, distributes, and sells electric
power to 715,000 retail customers in Arkansas.	• 2,880 MW nuclear-owned generating capacity in three units in northern U.S.
• Indian Point Energy Center Units 2 and 3 in Buchanan, New York
ENTERGY LOUISIANA, LLC (E-LA)	• Palisades Nuclear Plant in Covert, Michigan
Entergy Louisiana generates, transmits, distributes, and sells electric	• 394 net owned MW non-nuclear generating capacity
power to 1,091,000 retail customers in Louisiana. Entergy	• 800 MW under management support services contract
Louisiana also provides natural gas utility service to 94,000 customers in	• Cooper Nuclear Station located near Brownville, Nebraska
the Baton Rouge, Louisiana area.
James A. FitzPatrick Nuclear Power Plant was sold on March 31, 2017. Vermont Yankee
ENTERGY MISSISSIPPI, LLC (E-MS)	Nuclear Power Station was sold on January 11, 2019. Pilgrim Nuclear Power Station
Entergy Mississippi generates, transmits, distributes, and sells electric	was sold on August 26, 2019. Entergy plans to close Indian Point 2 on April 30, 2020,
power to 451,000 retail customers in Mississippi.	Indian Point 3 on April 30, 2021, and Palisades on May 31, 2022.

ENTERGY NEW ORLEANS, LLC (E-NO)
Entergy New Orleans generates, transmits, distributes, and sells electric power to 205,000 retail customers in the city of New Orleans,
Louisiana. Entergy New Orleans also provides natural gas utility service to 108,000 customers in the city of New Orleans.

ENTERGY TEXAS, INC. (E-TX)
Entergy Texas generates, transmits, distributes, and sells electric power to 461,000 retail customers in Texas.

SYSTEM ENERGY RESOURCES, INC. (SERI)
System Energy owns or leases 90% of the Grand Gulf 1 nuclear generating facility. System Energy sells its power and capacity from
Grand Gulf 1 at wholesale to Entergy Arkansas (36%), Entergy Louisiana (14%),
Entergy Mississippi (33%) and Entergy New Orleans (17%).

UTILITY NUCLEAR PLANTS
Entergy owns and operates five nuclear units at four plant sites to serve its regulated utility business: Arkansas Nuclear One (ANO) Units 1 and 2 near Russellville, Arkansas; Grand Gulf Nuclear Station Unit 1 in Port Gibson,
Mississippi; River Bend Station in St. Francisville, Louisiana and
Waterford Steam Electric Station Unit 3 in Killona, Louisiana.

SELECTED FINANCIAL AND OPERATING DATA

SELECTED FINANCIAL DATA
	2019	2018	2017
GAAP MEASURES
Operating Revenues ($ millions)	10,879	11,009	11,074
As-Reported Net Income (Loss) Attributable to Entergy Corporation ($ millions)	1,241	849	412
As-Reported Earnings Per Share ($)	6.3	4.63	2.28
Common Dividend Paid Per Share ($)	3.66	3.58	3.50
Common Dividend Payout Ratio – As-Reported (%)	58	77	154
NON-GAAP MEASURES
Adjusted Earnings ($ millions)	1,064	970	715
Adjusted Earnings Per Share ($)	5.40	5.29	3.96
Adjustments ($ millions)	177	(121)	(303)
Adjustments Per Share ($)	0.9	(0.66)	(1.68)
Common Dividend Payout Ratio – Adjusted (%)	68	68	88

UTILITY ELECTRIC OPERATING DATA
	2019	2018	2017
Retail Kilowatt-Hour Sales (millions)	129,121	117,498	112,859
Peak Demand (megawatts)	21,598	21,587	21,671
Retail Customers – Year End (thousands)	2,923	2,901	2,884

ENTERGY WHOLESALE COMMODITIES OPERATING DATA
	2019	2018	2017
Billed Electric Energy Sales (gigawatt hours)	28,088	29,875	30,501

EMPLOYEES
	2019	2018	2017
Total Employees – Year End	13,635	13,688	13,504

OWNED AND LEASED CAPABILITY (MW)(a)
As of December 31, 2019

	E-AR	E-LA	E-MS	E-NO	E-TX	SERI	EWC(b)(c)(d)	Total
Gas/Oil	2,106	7,556	2,923	507	2,034	—	213	15,339
Coal	1,194	350	417	—	259	—	181	2,401
Total Fossil	3,300	7,906	3,340	507	2,293	—	394	17,740
Nuclear	1,810	2,144	—	—	—	1,254	2,880	8,088
Hydro	73	—	—	—	—	—	—	73
Solar	—	—	2	1	—	—	—	3
Total	5,183	10,050	3,342	508	2,293	1,254	3,274	25,904
(a) Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.
(b) Nuclear reflects Net MW in Operation. Net MW in Operation is the installed capacity owned and operated. Excludes management services contract for Cooper Nuclear Station.
(c) Fossil reflects nameplate rating of generating unit and excludes capacity under contract.
(d) The owned MW capacity for coal is the portion of the plant capacity owned by Entergy Wholesale Commodities.

CONSOLIDATED ENTERGY CORPORATION AND SUBSIDIARIES DATA

CONSOLIDATED QUARTERLY FINANCIAL METRICS

	2019					2018					FY
	1Q	2Q	3Q	4Q	FY	1Q	2Q	3Q	4Q	FY	CHANGE
GAAP MEASURES
ROIC – as-reported (%)(a)	5.6	5.5	4.8	6.3	6.3	3.9	3.2	3.7	5.3	5.3	1.0
ROE – as-reported (%)(a)	11.4	10.8	8.6	13.0	13.0	5.8	3.6	5.1	10.1	10.1	2.9
Cash and cash equivalents ($ millions)	983	636	956	426	426	1,206	813	988	481	481	(55)
Revolver capacity ($ millions)	3,950	4,120	4,115	3,810	3,810	3,010	3,885	3,653	4,056	4,056	(246)
Commercial paper ($ millions)	1,942	1,635	1,918	1,947	1,947	655	1,945	1,947	1,942	1,942	5
Total debt ($ millions)	19,325	19,054	19,441	19,885	19,885	17,680	17,881	18,485	18,133	18,133	1,752
Securitization debt ($ millions)	398	360	338	298	298	520	483	463	424	424	(126)
Debt to capital (%)	67.8	65.5	65.4	65.5	65.5	68.4	68.5	68.2	66.7	66.7	(1.2)
Off-balance sheet liabilities ($ millions)
Debt of joint ventures – Entergy’s share	59	58	56	54	54	66	64	62	61	61	(7)
Leases – Entergy’s share	—	—	—	—	—	429	429	429	448	448	(448)
Power purchase agreements accounted for as leases(b)	—	—	—	—	—	136	136	136	106	106	(106)
Total off-balance sheet liabilities	59	58	56	54	54	631	629	627	615	615	(561)

NON-GAAP MEASURES
ROIC – adjusted (%)(a)	5.5	5.5	5.6	5.6	5.6	5.0	5.2	5.5	5.7	5.7	(0.1)
ROE – adjusted (%)(a)	11.5	11.0	11.4	11.2	11.2	9.4	10.1	10.7	11.5	11.5	(0.3)
Gross liquidity ($ millions)	4,933	4,756	5,071	4,236	4,236	4,216	4,698	4,641	4,537	4,537	(301)
Debt to capital, excluding securitization debt (%)	67.3	65.1	65.0	65.1	65.1	67.7	67.9	67.7	66.1	66.1	(1.0)
Net debt to net capital, excluding securitization debt (%)	66.1	64.3	63.8	64.6	64.6	66.1	66.9	66.4	65.5	65.5	(0.9)
Parent debt to total debt, excluding securitization debt (%)	21.7	19.4	20.5	21.6	21.6	21.1	24.1	24.5	22.6	22.6	(1.0)
FFO to debt, excluding securitization debt (%)	11.1	11.8	14.2	14.6	14.6	14.8	15.4	13.1	11.7	11.7	2.9
FFO to debt, excluding securitization debt, return of unprotected excess ADIT, and severance and retention payments associated with exit of EWC (%)	15.0	15.8	17.6	16.8	16.8	15.3	15.9	15.0	15.3	15.3	1.5
Totals may not foot due to rounding.
(a) Rolling twelve months.
(b) For further detail, see Note 10 on page 159 of the 2019 SEC Form 10-K.

CONSOLIDATED ANNUAL FINANCIAL METRICS

	2019	2018	2017
GAAP MEASURES
ROIC – as-reported (%)	6.3	5.3	3.4
ROE – as-reported (%)	13.0	10.1	5.1
Cash and cash equivalents ($ millions)	426	481	781
Revolver capacity ($ millions)	3,810	4,056	4,174
Commercial paper ($ millions)	1,947	1,942	1,467
Total debt ($ millions)	19,885	18,133	16,677
Securitization debt ($ millions)	298	424	545
Debt to capital (%)	65.5	66.7	67.1
Off-balance sheet liabilities ($ millions)
Debt of joint ventures – Entergy’s share	54	61	67
Leases – Entergy’s share	—	448	429
Power purchase agreements accounted for as leases(a)	—	106	136
Total off-balance sheet liabilities	54	615	632

NON-GAAP MEASURES
ROIC – adjusted (%)	5.6	5.7	4.6
ROE – adjusted (%)	11.2	11.5	8.9
Gross liquidity ($ millions)	4,236	4,537	4,955
Debt to capital, excluding securitization debt (%)	65.1	66.1	66.3
Net debt to net capital, excluding securitization debt (%)	64.6	65.5	65.2
Parent debt to total debt, excluding securitization debt (%)	21.6	22.6	21.8
FFO to debt, excluding securitization debt (%)	14.6	11.7	15.1
FFO to debt, excluding securitization debt, return of unprotected excess ADIT, and severance and retention payments associated with exit of EWC (%)	16.8	15.3	15.7
Totals may not foot due to rounding.
(a) For further detail, see Note 10 on page 159 of the 2019 SEC Form 10-K.

FINANCIAL RESULTS

ENTERGY CORPORATION CONSOLIDATED QUARTERLY RESULTS – GAAP TO NON-GAAP RECONCILIATION

	2019					2018					FY
(After-tax, $ in millions)	1Q	2Q	3Q	4Q	FY	1Q	2Q	3Q	4Q	FY	CHANGE
AS-REPORTED EARNINGS (LOSS)
Utility	231	331	578	271	1,411	215	376	505	388	1,483	(73)
Parent & Other	(73)	(69)	(72)	(103)	(316)	(64)	(73)	(73)	(81)	(292)	(24)
Entergy Wholesale Commodities	97	(26)	(141)	217	147	(18)	(57)	105	(373)	(343)	490
CONSOLIDATED AS-REPORTED EARNINGS (LOSS)	255	236	365	385	1,241	133	245	536	(66)	849	393

LESS ADJUSTMENTS
Utility	—	—	—	41	41	—	43	—	179	222	(180)
Parent & Other	—	—	—	(11)	(11)	—	—	—	—	—	(11)
Entergy Wholesale Commodities	97	(26)	(141)	217	147	(18)	(57)	105	(373)	(343)	490
TOTAL ADJUSTMENTS	97	(26)	(141)	248	177	(18)	(14)	105	(194)	(121)	298

ADJUSTED EARNINGS (LOSS)
Utility	231	331	578	229	1,369	215	333	505	209	1,262	108
Parent & Other	(73)	(69)	(72)	(92)	(305)	(64)	(73)	(73)	(81)	(291)	(14)
Entergy Wholesale Commodities	—	—	—	—	—	—	—	—	—	—	—
CONSOLIDATED ADJUSTED EARNINGS (LOSS)	158	262	506	137	1,064	151	259	431	128	970	94

Weather Impact	(23)	12	13	45	46	16	21	5	25	67	(21)

SHARES OF COMMON STOCK OUTSTANDING
($ millions)
End of period	190	199	199	199	199	181	181	181	189	189	10
Weighted average - diluted	192	194	200	201	197	181	183	184	183	183	14

	2019					2018					FY
(After-tax, per share in $) (a)	1Q	2Q	3Q	4Q	FY	1Q	2Q	3Q	4Q	FY	CHANGE
AS-REPORTED EARNINGS (LOSS)
Utility	1.20	1.70	2.88	1.35	7.16	1.19	2.05	2.75	2.12	8.09	(0.93)
Parent & Other	(0.38)	(0.35)	(0.36)	(0.51)	(1.60)	(0.36)	(0.40)	(0.40)	(0.44)	(1.59)	(0.01)
Entergy Wholesale Commodities	0.50	(0.13)	(0.70)	1.08	0.74	(0.10)	(0.31)	0.57	(2.04)	(1.87)	2.61
CONSOLIDATED AS-REPORTED EARNINGS (LOSS)	1.32	1.22	1.82	1.92	6.30	0.73	1.34	2.92	(0.36)	4.63	1.67

LESS ADJUSTMENTS
Utility	—	—	—	0.21	0.21	—	0.23	—	0.98	1.21	(1.00)
Parent & Other	—	—	—	(0.05)	(0.05)	—	—	—	—	—	(0.05)
Entergy Wholesale Commodities	0.50	(0.13)	(0.70)	1.08	0.74	(0.10)	(0.31)	0.57	(2.04)	(1.87)	2.61
TOTAL ADJUSTMENTS	0.50	(0.13)	(0.70)	1.24	0.90	(0.10)	(0.08)	0.57	(1.06)	(0.66)	1.56

ADJUSTED EARNINGS (LOSS)
Utility	1.20	1.70	2.88	1.14	6.95	1.19	1.82	2.75	1.14	6.88	0.07
Parent & Other	(0.38)	(0.35)	(0.36)	(0.46)	(1.55)	(0.36)	(0.40)	(0.40)	(0.44)	(1.59)	0.04
Entergy Wholesale Commodities	—	—	—	—	—	—	—	—	—	—	—
CONSOLIDATED ADJUSTED EARNINGS (LOSS)	0.82	1.35	2.52	0.68	5.40	0.83	1.42	2.35	0.71	5.29	0.11

Weather Impact	(0.12)	0.06	0.06	0.22	0.23	0.09	0.11	0.03	0.13	0.37	(0.14)
Totals may not foot due to rounding.
(a) Per share amounts are calculated by dividing the corresponding earnings (loss) by the diluted average number of common shares outstanding for the period.

FINANCIAL RESULTS

ENTERGY CORPORATION CONSOLIDATED QUARTERLY ADJUSTMENTS - BY ITEM TYPE
Shown as Positive/(Negative) Impact on Earnings

	2019					2018					FY
(Pre-tax except for income taxes, preferred dividend requirements, and totals; $ millions)	1Q	2Q	3Q	4Q	FY	1Q	2Q	3Q	4Q	FY	CHANGE
UTILITY ADJUSTMENTS
Customer sharing associated with internal restructuring	—	—	—	—	—	`	—	—	(40)	(40)	40
Income tax effect on Utility adjustments above (a)	—	—	—	—	—	—	—	—	10	10	(10)
2012 / 2013 IRS audit settlement	—	—	—	—	—	—	43	—	—	43	(43)
Internal restructuring	—	—	—	—	—	—	—	—	170	170	(170)
Tax reform	—	—	—	—	—	—	—	—	38	38	(38)
Reversal of income tax valuation allowance	—	—	—	41	41	—	—	—	—	—	41
Total	—	—	—	41	41	—	43	—	179	222	(180)
PARENT & OTHER ADJUSTMENTS
Income tax item related to valuation allowance for interest deductibility	—	—	—	(11)	(11)	—	—	—	—	—	(11)
Total	—	—	—	(11)	(11)	—	—	—	—	—	(11)
ENTERGY WHOLESALE COMMODITIES ADJUSTMENTS
Income before income taxes	163	(35)	(171)	31	(12)	(19)	(86)	(30)	(474)	(610)	597
Income taxes	(66)	9	31	187	161	1	30	136	102	269	(108)
Preferred dividend requirements	1	(1)	(1)	(1)	(2)	(1)	(1)	(1)	(1)	(2)	—
Total	97	(26)	(141)	217	147	(18)	(57)	105	(373)	(343)	490
TOTAL ADJUSTMENTS	97	(26)	(141)	248	177	(18)	(14)	105	(194)	(121)	298

	2019					2018					FY
(After-tax, per share in $) (b)	1Q	2Q	3Q	4Q	FY	1Q	2Q	3Q	4Q	FY	CHANGE
UTILITY ADJUSTMENTS
2012 / 2013 IRS audit settlement	—	—	—	—	—	—	0.23	—	—	0.23	(0.23)
Internal restructuring	—	—	—	—	—	—	—	—	0.93	0.93	(0.93)
Customer sharing associated with internal restructuring	—	—	—	—	—	—	—	—	(0.16)	(0.16)	0.16
Tax reform	—	—	—	—	—	—	—	—	0.21	0.21	(0.21)
Reversal of income tax valuation allowance	—	—	—	0.21	0.21	—	—	—	—	—	0.21
Total	—	—	—	0.21	0.21	—	0.23	—	0.98	1.21	(1.00)
PARENT & OTHER ADJUSTMENTS
Income tax item related to valuation allowance for interest deductibility	—	—	—	(0.05)	(0.50)	—	—	—	—	—	(0.05)
Total	—	—	—	(0.05)	(0.50)	—	—	—	—	—	(0.05)
ENTERGY WHOLESALE COMMODITIES ADJUSTMENT
Total	0.50	(0.13)	(0.70)	1.08	0.74	(0.10)	(0.31)	0.57	(2.04)	(1.87)	2.61
TOTAL ADJUSTMENTS	0.50	(0.13)	(0.70)	1.24	0.90	(0.10)	(0.08)	0.57	(1.06)	(0.66)	1.56
Totals may not foot due to rounding.
(a) Income tax effect is calculated by multiplying the pre-tax amount by the estimated income tax rate that is expected to apply.
(b) EPS effect is calculated by multiplying the pre-tax amount by the estimated income tax rate that is expected to apply to each adjustment and then dividing by the diluted average number of common shares outstanding for the period.

FINANCIAL RESULTS

ENTERGY CORPORATION CONSOLIDATED QUARTERLY ADJUSTMENTS - BY INCOME STATEMENT LINE ITEM
Shown as Positive/(Negative) Impact on Earnings

	2019					2018					FY
(Pre-tax except for income taxes, preferred dividend requirements, and totals; $ millions)	1Q	2Q	3Q	4Q	FY	1Q	2Q	3Q	4Q	FY	CHANGE
UTILITY ADJUSTMENTS
Other regulatory charges	—	—	—	—	—	—	—	—	(40)	(40)	40
Income taxes (a)	—	—	—	41	41	—	43	—	219	261	(220)
Total	—	—	—	41	41	—	43	—	179	222	(180)
PARENT & OTHER ADJUSTMENTS
Income taxes (a)	—	—	—	(11)	(11)	—	—	—	—	—	(11)
Total	—	—	—	(11)	(11)	—	—	—	—	—	(11)
ENTERGY WHOLESALE COMMODITIES ADJUSTMENTS
Operating revenues	434	290	300	271	1,295	419	309	380	361	1,469	(174)
Fuel and fuel-related expenses	(25)	(26)	(26)	(22)	(98)	(20)	(19)	(19)	(19)	(77)	(21)
Purchased power	(16)	(15)	(18)	(10)	(59)	(17)	(18)	(20)	(61)	(115)	57
Nuclear refueling outage expense	(12)	(12)	(12)	(12)	(49)	(2)	(1)	—	(1)	(4)	(45)
Other O&M	(189)	(188)	(136)	(165)	(678)	(191)	(200)	(209)	(208)	(808)	130
Asset write-offs and impairments	(74)	(16)	(198)	(2)	(290)	(73)	(69)	(155)	(235)	(532)	242
Decommissioning expense	(63)	(64)	(60)	(49)	(237)	(58)	(60)	(56)	(64)	(239)	2
Taxes other than income taxes	(13)	(20)	(13)	(15)	(60)	(16)	(22)	(19)	(21)	(78)	18
Depreciation/amortization expense	(38)	(38)	(38)	(34)	(148)	(38)	(39)	(40)	(34)	(150)	2
Other income (deductions) - other	169	64	34	74	340	(14)	40	116	(185)	(42)	382
Interest expense and other charges	(9)	(9)	(6)	(5)	(29)	(8)	(8)	(9)	(8)	(34)	5
Income taxes	(66)	9	31	187	161	1	30	136	102	269	(108)
Preferred dividend requirements	(1)	(1)	(1)	(1)	(2)	(1)	(1)	(1)	(1)	(2)	—
Total	97	(26)	(141)	217	147	(18)	(57)	105	(373)	(343)	490
TOTAL ADJUSTMENTS (after-tax)	97	(26)	(141)	248	177	(18)	(14)	105	(194)	(121)	298
Totals may not foot due to rounding.
(a) Income taxes represents the income tax effect of the adjustments which were calculated using the estimated income tax rate that is expected to apply to each item, as well as tax adjustments as a result of tax reform.

FINANCIAL RESULTS

ENTERGY CORPORATION CONSOLIDATED ANNUAL RESULTS – GAAP TO NON-GAAP RECONCILIATION

(After-tax, $ in millions)	2019	2018	2017
AS-REPORTED EARNINGS (LOSS)
Utility	1,411	1,483	762
Parent & Other	(316)	(292)	(175)
Entergy Wholesale Commodities	147	(343)	(175)
CONSOLIDATED AS-REPORTED EARNINGS	1,241	849	412

LESS ADJUSTMENTS
Utility	41	222	(181)
Parent & Other	(11)	—	52
Entergy Wholesale Commodities	147	(343)	(175)
TOTAL ADJUSTMENTS	177	(121)	(304)

ADJUSTED EARNINGS (LOSS)
Utility	1,369	1,261	943
Parent & Other	(305)	(292)	(227)
Entergy Wholesale Commodities	—	—	—
ENTERGY ADJUSTED EARNINGS	1,064	970	716

Weather Impact	46	67	(79)

SHARES OF COMMON STOCK OUTSTANDING
($ millions)
End of period	199	189	181
Weighted average - diluted	197	183	181

(After-tax, per share in $) (a)	2019	2018	2017
AS-REPORTED EARNINGS (LOSS)
Utility	7.16	8.09	4.22
Parent & Other	(1.60)	(1.59)	(0.97)
Entergy Wholesale Commodities	0.74	(1.87)	(0.97)
CONSOLIDATED AS-REPORTED EARNINGS	6.30	4.63	2.28

LESS ADJUSTMENTS
Utility	0.21	1.21	(1.00)
Parent & Other	(0.05)	—	0.29
Entergy Wholesale Commodities	0.74	(1.87)	(0.97)
TOTAL ADJUSTMENTS	0.90	(0.66)	(1.68)

ADJUSTED EARNINGS (LOSS)
Utility	6.95	6.88	5.22
Parent & Other	(1.55)	(1.59)	(1.26)
Entergy Wholesale Commodities	—	—	—
ENTERGY ADJUSTED EARNINGS	5.40	5.29	3.96

Weather Impact	0.23	0.37	(0.44)
Totals may not foot due to rounding.
(a) Per share amounts are calculated by dividing the corresponding earnings (loss) by the diluted average number of common shares outstanding for the period.

FINANCIAL RESULTS

ENTERGY CORPORATION CONSOLIDATED ANNUAL ADJUSTMENTS - BY ITEM TYPE
Shown as Positive/(Negative) Impact on Earnings

(Pre-tax except for income taxes, preferred dividend requirements, and totals; $ millions)	2019	2018	2017
UTILITY ADJUSTMENTS
Customer sharing associated with internal restructuring	—	(40)	—
Customer sharing associated with tax reform	—	—	56
Customer sharing associated with IRS audit items	—	—	—
Income tax effect on Utility adjustments above (a)	—	10	(14)
2012 / 2013 IRS audit settlement	—	43	—
Internal restructuring	—	170	—
Tax reform	—	38	(222)
IRS audit items	—	—	—
Reversal of income tax valuation allowance	41	—	—
Total	41	222	(181)
PARENT & OTHER ADJUSTMENTS
Tax reform	—	—	52
Income tax item related to a valuation allowance for interest deductibility	(11)	—	—
Total	(11)	—	52
ENTERGY WHOLESALE COMMODITIES ADJUSTMENT
Income before income taxes	(12)	(610)	(319)
Income taxes	161	269	146
Preferred dividend requirements	(2)	(2)	(2)
Total	147	(343)	(175)
TOTAL ADJUSTMENTS	177	(121)	(304)

(After-tax, per share in $) (b)	2019	2018	2017
UTILITY ADJUSTMENTS
2012 / 2013 IRS audit settlement	—	0.23	—
Internal restructuring	—	0.93	—
Customer sharing associated with internal restructuring	—	(0.16)	—
Tax reform	—	0.21	(1.23)
Customer sharing associated with tax reform	—	—	0.23
IRS audit items	—	—	—
Customer sharing associated with IRS audit items	—	—	—
Reversal of income tax valuation allowance	0.21	—	—
Total	0.21	1.21	(1.00)
PARENT & OTHER ADJUSTMENTS
Tax reform	—	—	0.29
Income tax item related to a valuation allowance for interest deductibility	(0.05)	—	—
Total	(0.05)	—	0.29
TOTAL ADJUSTMENTS	0.90	(0.66)	(1.68)
Totals may not foot due to rounding.
(a) Income tax effect is calculated by multiplying the pre-tax amount by the estimated income tax rate that is expected to apply.
(b) EPS effect is calculated by multiplying the pre-tax amount by the estimated income tax rate that is expected to apply to each adjustment and then dividing by the diluted average number of common shares outstanding for the period.

FINANCIAL RESULTS

ENTERGY CORPORATION CONSOLIDATED ANNUAL ADJUSTMENTS - BY INCOME STATEMENT LINE ITEM
Shown as Positive/(Negative) Impact on Earnings

(Pre-tax except for income taxes, preferred dividend requirements, and totals; $ millions)	2019	2018	2017
UTILITY ADJUSTMENTS
Other regulatory charges	—	(40)	56
Income taxes (a)	41	261	(236)
Total	41	222	(181)
PARENT & OTHER ADJUSTMENTS
Income taxes (a)	(11)	—	52
Total	(11)	—	52
ENTERGY WHOLESALE COMMODITIES ADJUSTMENTS
Operating revenues	1,295	1,469	1,657
Fuel and fuel-related expenses	(98)	(77)	(83)
Purchased power	(59)	(115)	(105)
Nuclear refueling outage expense	(49)	(4)	(14)
Other O&M	(678)	(808)	(863)
Asset write-offs and impairments	(290)	(532)	(538)
Decommissioning expense	(237)	(239)	(255)
Taxes other than income taxes	(60)	(78)	(80)
Depreciation/amortization expense	(148)	(150)	(193)
Other income (deductions) - other	340	(42)	180
Interest expense and other charges	(29)	(34)	(24)
Income taxes	161	269	146
Preferred dividend requirements	(2)	(2)	(2)
Total	147	(343)	(175)
TOTAL ADJUSTMENTS (after-tax)	177	(121)	(304)
Totals may not foot due to rounding.
(a) Income taxes represents the income tax effect of the adjustments which were calculated using the estimated income tax rate that is expected to apply to each item, as well as tax adjustments as a result of tax reform.

(Page left blank intentionally)

FINANCIAL RESULTS

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)

In thousands, except share data, for the years ended December 31,	2019	2018	2017
OPERATING REVENUES:
Electric	$9,429,978	$9,384,111	$9,278,895
Natural gas	153,954	156,436	138,856
Competitive businesses	1,294,741	1,468,905	1,656,730
Total	10,878,673	11,009,452	11,074,481
OPERATING EXPENSES:
Operation and maintenance:
Fuel, fuel-related expenses, and gas purchased for resale	2,029,638	2,147,793	1,991,589
Purchased power	1,192,860	1,658,799	1,427,950
Nuclear refueling outage expenses	204,927	153,826	168,151
Other operation and maintenance	3,272,381	3,346,397	3,306,694
Asset write-offs, impairments, and related charges	290,027	532,321	538,372
Decommissioning	400,802	388,508	405,685
Taxes other than income taxes	643,745	641,952	617,556
Depreciation and amortization	1,480,016	1,369,442	1,389,978
Other regulatory charges (credits) – net	(26,220)	301,049	(131,901)
Total	9,488,176	10,540,087	9,714,074
OPERATING INCOME	1,390,497	469,365	1,360,407
OTHER INCOME:
Allowance for equity funds used during construction	144,974	129,602	95,088
Interest and investment income	547,912	63,864	288,197
Miscellaneous – net	(252,539)	(129,754)	(113,426)
Total	440,347	63,712	269,859
INTEREST EXPENSE:
Interest expense	807,382	768,322	707,212
Allowance for borrowed funds used during construction	(64,957)	(60,974)	(44,869)
Total	742,425	707,348	662,343
INCOME (LOSS) BEFORE INCOME TAXES	1,088,419	(174,271)	967,923
Income taxes	(169,825)	(1,036,826)	542,570
CONSOLIDATED NET INCOME	1,258,244	862,555	425,353
Preferred dividend requirements of subsidiaries	17,018	13,894	13,741
NET INCOME ATTRIBUTABLE TO ENTERGY CORPORATION	$1,241,226	$848,661	$411,612
Basic earnings per average common share	$6.36	$4.68	$2.29
Diluted earnings per average common share	$6.30	$4.63	$2.28
Basic average number of common shares outstanding	195,195,858	181,409,597	179,671,797
Diluted average number of common shares outstanding	196,999,284	183,378,513	180,535,893

FINANCIAL RESULTS

2019 CONSOLIDATING INCOME STATEMENT (unaudited)
				ENTERGY
In thousands, except share data, for the year ended December 31, 2019.	UTILITY	PARENT & OTHER	EWC	CONSOLIDATED
OPERATING REVENUES:
Electric	$9,430,031	($53)	$—	$9,429,978
Natural gas	153,954	—	—	153,954
Competitive businesses	—	22	1,294,719	1,294,741
Total	9,583,985	(31)	1,294,719	10,878,673
OPERATING EXPENSES:
Operation and maintenance:
Fuel, fuel-related expenses, and gas purchased for resale	1,931,478	(52)	98,212	2,029,638
Purchased power	1,134,194	52	58,614	1,192,860
Nuclear refueling outage expenses	156,315	—	48,612	204,927
Other operation and maintenance	2,562,568	32,167	677,646	3,272,381
Asset write-offs, impairments, and related charges	—	—	290,027	290,027
Decommissioning	164,267	—	236,535	400,802
Taxes other than income taxes	582,811	633	60,301	643,745
Depreciation and amortization	1,328,900	2,944	148,172	1,480,016
Other regulatory charges (credits) - net	(26,220)	—	—	(26,220)
Total	7,834,313	35,744	1,618,119	9,488,176
OPERATING INCOME (LOSS)	1,749,672	(35,775)	(323,400)	1,390,497
OTHER INCOME:
Allowance for equity funds used during construction	144,974	—	—	144,974
Interest and investment income	289,570	(156,294)	414,636	547,912
Miscellaneous – net	(149,544)	(28,784)	(74,211)	(252,539)
Total	285,000	(185,078)	340,425	440,347
INTEREST EXPENSE:
Interest expense	654,352	123,580	29,450	807,382
Allowance for borrowed funds used during construction	(64,957)	—	—	(64,957)
Total	589,395	123,580	29,450	742,425
INCOME (LOSS) BEFORE INCOME TAXES	1,445,277	(344,433)	(12,425)	1,088,419
Income taxes	19,634	(28,164)	(161,295)	(169,825)
CONSOLIDATED NET INCOME (LOSS)	1,425,643	(316,269)	148,870	1,258,244
Preferred dividend requirements of subsidiaries	14,830	—	2,188	17,018
NET INCOME (LOSS) ATTRIBUTABLE TO ENTERGY CORPORATION	$1,410,813	($316,269)	$146,682	$1,241,226
Basic earnings (loss) per average common share	$7.23	($1.62)	$0.75	$6.36
Diluted earnings (loss) per average common share	$7.16	($1.60)	$0.74	$6.30
Totals may not foot due to rounding.

FINANCIAL RESULTS

CONSOLIDATED BALANCE SHEETS (unaudited)

In thousands, as of December 31,	2019	2018	2017
ASSETS
CURRENT ASSETS:
Cash and cash equivalents:
Cash	$34,242	$56,690	$56,629
Temporary cash investments	391,480	424,285	724,644
Total cash and cash equivalents	425,722	480,975	781,273
Accounts receivable:
Customer	595,509	558,494	673,347
Allowance for doubtful accounts	(7,404)	(7,322)	(13,587)
Other	219,870	167,722	169,377
Accrued unbilled revenues	400,617	395,511	383,813
Total accounts receivable	1,208,592	1,114,405	1,212,950
Deferred fuel costs	—	27,251	95,746
Fuel inventory – at average cost	145,476	117,304	182,643
Materials and supplies – at average cost	824,989	752,843	723,222
Deferred nuclear refueling outage costs	157,568	230,960	133,164
Prepayments and other	283,645	234,326	156,333
Total	3,045,992	2,958,064	3,285,331
OTHER PROPERTY AND INVESTMENTS:
Investment in affiliates – at equity	—	—	198
Decommissioning trust funds	6,404,030	6,920,164	7,211,993
Non-utility property – at cost (less accumulated depreciation)	332,864	304,382	260,980
Other	496,452	437,265	441,862
Total	7,233,346	7,661,811	7,915,033
PROPERTY, PLANT AND EQUIPMENT:
Electric	54,271,467	49,831,486	47,907,914
Natural gas	547,110	496,150	453,162
Construction work in progress	2,823,291	2,888,639	1,980,508
Nuclear fuel	677,181	861,272	923,200
Total property, plant and equipment	58,319,049	54,077,547	51,264,784
Less – accumulated depreciation and amortization	23,136,356	22,103,101	21,600,424
Property, plant and equipment – net	35,182,693	31,974,446	29,664,360
DEFERRED DEBITS AND OTHER ASSETS:
Regulatory assets:
Other regulatory assets (includes securitization property of
$239,219 as of December 31, 2019, $360,790 as of
December 31, 2018 and $485,031 as of December 31, 2017)	5,292,055	4,746,496	4,935,689
Deferred fuel costs	239,892	239,496	239,298
Goodwill	377,172	377,172	377,172
Accumulated deferred income taxes	64,461	54,593	178,204
Other	288,301	262,988	112,062
Total	6,261,881	5,680,745	5,842,425
TOTAL ASSETS	$51,723,912	$48,275,066	$46,707,149

FINANCIAL RESULTS

CONSOLIDATED BALANCE SHEETS (unaudited)

In thousands, as of December 31,	2019	2018	2017
LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Currently maturing long-term debt	$795,012	$650,009	$760,007
Notes payable and commercial paper	1,946,727	1,942,339	1,578,308
Accounts payable	1,499,861	1,496,058	1,452,216
Customer deposits	409,171	411,505	401,330
Taxes accrued	233,455	254,241	214,967
Interest accrued	194,129	193,192	187,972
Deferred fuel costs	197,687	52,396	146,522
Pension and other postretirement liabilities	66,184	61,240	71,612
Current portion of unprotected excess accumulated deferred income taxes	76,457	248,127	—
Other	201,780	134,437	223,273
Total	5,620,463	5,443,544	5,036,207

NON-CURRENT LIABILITIES:
Accumulated deferred income taxes and taxes accrued	4,401,190	4,107,152	4,466,503
Accumulated deferred investment tax credits	207,113	213,101	219,634
Regulatory liability for income taxes - net	1,633,159	1,817,021	2,900,204
Other regulatory liabilities	1,961,005	1,620,254	1,588,520
Decommissioning and asset retirement cost liabilities	6,159,212	6,355,543	6,185,814
Accumulated provisions	534,028	514,107	478,273
Pension and other postretirement liabilities	2,798,265	2,616,085	2,910,654
Long-term debt (includes securitization bonds
of $297,981 as of December 31, 2019, $423,858 as of
December 31, 2018, and $544,921 as of December 31, 2017)	17,078,643	15,518,303	14,315,259
Other	852,749	1,006,249	415,763
Total	35,625,364	33,767,815	33,480,624

Commitments and Contingencies

Subsidiaries' preferred stock without sinking fund	219,410	219,402	197,803

COMMON EQUITY:
Common stock, $.01 par value, authorized 500,000,000
shares; issued 270,035,180 shares in 2019; issued 261,587,009 shares
in 2018; and issued 254,752,788 shares in 2017.	2,700	2,616	2,548
Paid-in capital	6,564,436	5,951,431	5,433,433
Retained earnings	9,257,609	8,721,150	7,977,702
Accumulated other comprehensive income (loss)	(446,920)	(557,173)	(23,531)
Less – treasury stock, at cost (70,886,400 shares in 2019,
72,530,866 shares in 2018, and 74,235,135 shares in 2017)	5,154,150	5,273,719	5,397,637
Total common shareholders' equity	10,223,675	8,844,305	7,992,515
Subsidiaries' preferred stock without sinking fund	35,000	—	—
Total	10,258,675	8,844,305	7,992,515
TOTAL LIABILITIES AND EQUITY	$51,723,912	$48,275,066	$46,707,149

FINANCIAL RESULTS

2019 CONSOLIDATING BALANCE SHEET (unaudited)
				ENTERGY
In thousands, as of December 31, 2019	UTILITY	PARENT & OTHER	EWC	CONSOLIDATED
ASSETS
CURRENT ASSETS:
Cash and cash equivalents:
Cash	$28,010	$4,858	$1,374	$34,242
Temporary cash investments	173,613	10,192	207,675	391,480
Total cash and cash equivalents	201,623	15,050	209,049	425,722
Notes receivable	—	(514,116)	514,116	—
Accounts receivable:
Customer	512,228	—	83,281	595,509
Allowance for doubtful accounts	(7,404)	—	—	(7,404)
Associated companies	20,481	(25,572)	5,091	—
Other	210,452	817	8,601	219,870
Accrued unbilled revenues	400,617	—	—	400,617
Total accounts receivable	1,136,374	(24,755)	96,973	1,208,592
Fuel inventory – at average cost	140,010	—	5,466	145,476
Materials and supplies – at average cost	792,192	—	32,797	824,989
Deferred nuclear refueling outage costs	120,110	—	37,458	157,568
Prepayments and other	171,874	(16,346)	128,117	283,645
Total	2,562,183	(540,167)	1,023,976	3,045,992
OTHER PROPERTY AND INVESTMENTS:
Investment in affiliates – at equity	1,468,991	(1,469,077)	86	—
Decommissioning trust funds	3,719,193	—	2,684,837	6,404,030
Non-utility property – at cost (less accumulated depreciation)	319,504	(5)	13,365	332,864
Other	492,245	—	4,207	496,452
Total	5,999,933	(1,469,082)	2,702,495	7,233,346
PROPERTY, PLANT AND EQUIPMENT:
Electric	53,298,795	10,633	962,039	54,271,467
Natural gas	547,110	—	—	547,110
Construction work in progress	2,813,416	245	9,630	2,823,291
Nuclear fuel	612,900	—	64,281	677,181
Total property, plant and equipment	57,272,221	10,878	1,035,950	58,319,049
Less – accumulated depreciation and amortization	22,364,188	2,044	770,124	23,136,356
Property, plant and equipment – net	34,908,033	8,834	265,826	35,182,693
DEFERRED DEBITS AND OTHER ASSETS:
Regulatory assets:
Other regulatory assets (includes securitization property of $239,219	5,292,055	—	—	5,292,055
as of December 31, 2019)
Deferred fuel costs	239,892	—	—	239,892
Goodwill	374,099	—	3,073	377,172
Accumulated deferred income taxes	59,425	1,022	4,014	64,461
Other	122,044	10,680	155,577	288,301
Total	6,087,515	11,702	162,664	6,261,881
TOTAL ASSETS	49,557,664	(1,988,713)	4,154,961	51,723,912
Totals may not foot due to rounding.

FINANCIAL RESULTS

2019 CONSOLIDATING BALANCE SHEET (unaudited)
				ENTERGY
In thousands, as of December 31, 2019	UTILITY	PARENT & OTHER	EWC	CONSOLIDATED
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
Currently maturing long-term debt	$345,012	$450,000	$—	$795,012
Notes payable and commercial paper:
Other	—	1,946,727	—	1,946,727
Accounts payable:
Associated companies	34,378	(48,342)	13,964	—
Other	1,303,705	60	196,096	1,499,861
Customer deposits	409,171	—	—	409,171
Taxes accrued	261,125	(957)	(26,713)	233,455
Interest accrued	167,332	26,649	148	194,129
Deferred fuel costs	197,687	—	—	197,687
Pension and other postretirement liabilities	49,348	—	16,836	66,184
Current portion of unprotected excess accumulated deferred
income taxes	76,457	—	—	76,457
Other	180,327	1,837	19,616	201,780
Total	3,024,542	2,375,974	219,947	5,620,463

NON-CURRENT LIABILITIES:
Accumulated deferred income taxes and taxes accrued	5,899,201	(374,582)	(1,123,429)	4,401,190
Accumulated deferred investment tax credits	207,113	—	—	207,113
Regulatory liability for income taxes - net	1,633,159	—	—	1,633,159
Other regulatory liabilities	1,961,005	—	—	1,961,005
Decommissioning and retirement cost liabilities	3,692,574	—	2,466,638	6,159,212
Accumulated provisions	533,706	—	322	534,028
Pension and other postretirement liabilities	2,141,381	—	656,884	2,798,265
Long-term debt	15,107,596	1,832,047	139,000	17,078,643
Other	1,243,775	(446,069)	55,043	852,749
Total	32,419,510	1,011,396	2,194,458	35,625,364

Subsidiaries' preferred stock without sinking fund	195,161	—	24,249	219,410

EQUITY:
Common stock, $.01 par value, authorized 500,000,000 shares;	1,973,748	(2,172,151)	201,103	2,700
issued 270,035,180 shares in 2019
Paid-in capital	4,117,727	882,286	1,564,423	6,564,436
Retained earnings	8,014,497	947,932	295,180	9,257,609
Accumulated other comprehensive income (loss)	(102,521)	—	(344,399)	(446,920)
Less – treasury stock, at cost (70,886,400 shares in 2019)	120,000	5,034,150	—	5,154,150
Total common shareholders' equity	13,883,451	(5,376,083)	1,716,307	10,223,675
Subsidiaries' preferred stock without sinking fund	35,000	—	—	35,000
Total	13,918,451	(5,376,083)	1,716,307	10,258,675
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$49,557,664	($1,988,713)	$4,154,961	$51,723,912
Totals may not foot due to rounding.

FINANCIAL RESULTS

CONSOLIDATED STATEMENTS OF CASH FLOW (unaudited)

In thousands, for the years ended December 31,	2019	2018	2017
OPERATING ACTIVITIES:
Consolidated net income (loss)	$1,258,244	$862,555	$425,353
Adjustments to reconcile consolidated net income (loss)
to net cash flow provided by operating activities:
Depreciation, amortization, and decommissioning, including nuclear fuel amortization	2,182,313	2,040,555	2,078,578
Deferred income taxes, investment tax credits, and non-current taxes accrued	193,950	(256,848)	529,053
Asset write-offs, impairments, and related charges	226,678	491,739	357,251
Changes in working capital:
Receivables	(101,227)	98,546	(97,637)
Fuel inventory	(28,173)	45,839	(3,043)
Accounts payable	(71,898)	97,312	101,802
Taxes accrued	(20,784)	39,272	33,853
Interest accrued	937	5,220	742
Deferred fuel costs	172,146	(25,829)	56,290
Other working capital accounts	(3,108)	(164,173)	(4,331)
Changes in provisions for estimated losses	19,914	35,706	(3,279)
Changes in other regulatory assets	(545,559)	189,193	595,504
Changes in other regulatory liabilities	(14,781)	(803,323)	2,915,795
Deferred tax rate change recognized as regulatory liability / asset	—	—	(3,665,498)
Changes in pensions and other postretirement liabilities	187,124	(304,941)	(130,686)
Other	(639,149)	34,424	(566,247)
Net cash flow provided by operating activities	2,816,627	2,385,247	2,623,500
INVESTING ACTIVITIES:
Construction/capital expenditures	(4,197,667)	(3,942,010)	(3,607,532)
Allowance for equity funds used during construction	144,862	130,195	96,000
Nuclear fuel purchases	(128,366)	(302,584)	(377,324)
Payment for purchase of plant or assets	(305,472)	(26,623)	(16,762)
Proceeds from sale of assets	28,932	24,902	100,000
Insurance proceeds received for property damages	7,040	18,270	26,157
Changes in securitization account	3,298	(5,844)	1,323
Payments to storm reserve escrow account	(8,038)	(6,551)	(2,878)
Receipts from storm reserve escrow account	—	—	11,323
Decrease (increase) in other investments	30,319	(54,500)	1,078
Litigation proceeds for reimbursement of spent nuclear fuel storage costs	2,369	59,643	25,493
Proceeds from nuclear decommissioning trust fund sales	4,121,351	6,484,791	3,162,747
Investment in nuclear decommissioning trust funds	(4,208,870)	(6,485,676)	(3,260,674)
Net cash flow used in investing activities	(4,510,242)	(4,105,987)	(3,841,049)
FINANCING ACTIVITIES:
Proceeds from the issuance of:
Long-term debt	9,304,396	8,035,536	1,809,390
Preferred stock of subsidiary	33,188	73,330	14,399
Treasury stock	93,862	103,315	80,729
Common stock	607,650	499,272	—
Retirement of long-term debt	(7,619,380)	(6,965,738)	(1,585,681)
Repurchase/redemptions of preferred stock	(50,000)	(53,868)	(20,599)
Changes in credit borrowings and commercial paper – net	4,389	364,031	1,163,296
Other	(7,732)	26,453	(7,731)
Dividends paid:
Common stock	(711,573)	(647,704)	(628,885)
Preferred stock	(16,438)	(14,185)	(13,940)
Net cash flow provided by financing activities	1,638,362	1,420,442	810,978
Net increase (decrease) in cash and cash equivalents	(55,253)	(300,298)	(406,571)
Cash and cash equivalents at beginning of period	480,975	781,273	1,187,844
Cash and cash equivalents at end of period	$425,722	$480,975	$781,273

FINANCIAL RESULTS

CONSOLIDATED STATEMENTS OF CASH FLOW (unaudited)

$ thousands, for the years ended December 31,	2019	2018	2017
SUPPLEMENTAL DISCLOSURE OF
CASH FLOW INFORMATION:
Cash paid (received) during the period for:
Interest – net of amount capitalized	778,209	734,845	678,371
Income taxes	(40,435)	19,825	(13,375)

CASH FLOW INFORMATION BY BUSINESS

		PARENT &		ENTERGY
For the years ended December 31, 2019, 2018, and 2017.	UTILITY	OTHER	EWC	CONSOLIDATED
($ thousands)
2019
Net cash flow provided by (used in) operating activities	2,973,872	(237,649)	80,404	2,816,627
Net cash flow provided by (used in) investing activities	(4,425,828)	(159)	(84,255)	(4,510,242)
Net cash flow provided by (used in) financing activities	1,393,628	244,969	(235)	1,638,362

2018
Net cash flow provided by (used in) operating activities	2,693,429	(234,491)	(73,690)	2,385,247
Net cash flow provided by (used in) investing activities	(3,893,022)	(98)	(212,868)	(4,105,987)
Net cash flow provided by (used in) financing activities	915,116	237,843	267,483	1,420,442

2017
Net cash flow provided by (used in) operating activities	2,938,587	(452,430)	137,343	2,623,500
Net cash flow provided by (used in) investing activities	(3,646,943)	(438)	(193,668)	(3,841,049)
Net cash flow provided by (used in) financing activities	505,877	449,109	(144,008)	810,978

Totals may not foot due to rounding.

FINANCIAL RESULTS

CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY (unaudited)

		Common Shareholders’ Equity
($ thousands)	Subsidiaries’ Preferred Stock	Common Stock	Treasury Stock	Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total
Balance at December 31, 2016	—	2,548	(5,498,584)	5,417,245	8,195,571	(34,971)	8,081,809

Consolidated net income (loss) (a)	13,741	—	—	—	411,612	—	425,353
Other comprehensive loss	—	—	—	—	—	11,440	11,440
Common stock issuances related to stock plans	—	—	100,947	16,188	—	—	117,135
Common stock dividends declared	—	—	—	—	(628,885)	—	(628,885)
Subsidiaries' capital stock redemptions	—	—	—	—	(596)	—	(596)
Preferred dividend requirements of subsidiaries (a)	(13,741)	—	—	—	—	—	(13,741)

Balance at December 31, 2017	—	2,548	(5,397,637)	5,433,433	7,977,702	(23,531)	7,992,515
Implementation of accounting standards	—	—	—	—	576,257	(632,617)	(56,360)

Balance at January 1, 2018	—	2,548	(5,397,637)	5,433,433	8,553,959	(656,148)	7,936,155
Consolidated net income (loss) (a)	13,894	—	—	—	848,661	—	862,555
Other comprehensive loss	—	—	—	—	—	83,470	83,470
Settlement of equity forwards through common stock
issuance	—	68	—	499,932	—	—	500,000
Common stock issuance costs	—	—	—	(728)	—	—	(728)
Common stock issuances related to stock plans	—	—	123,918	18,794	—	—	142,712
Common stock dividends declared	—	—	—	—	(647,704)	—	(647,704)
Subsidiaries' capital stock redemptions	—	—	—	—	(1,723)	—	(1,723)
Preferred dividend requirements of subsidiaries (a)	(13,894)	—	—	—	—	—	(13,894)
Reclassification pursuant to ASU 2018-02	—	—	—	—	(32,043)	15,505	(16,538)

Balance at December 31, 2018	—	2,616	(5,273,719)	5,951,431	8,721,150	(557,173)	8,844,305
Implementation of accounting standards	—	—	—	—	6,806	(6,806)	—

Balance at January 1, 2019	—	2,616	(5,273,719)	5,951,431	8,727,956	(563,979)	8,844,305
Consolidated net income (loss) (a)	17,018	—	—	—	1,241,226	—	1,258,244
Other comprehensive income	—	—	—	—	—	117,059	117,059
Settlement of equity forwards through common stock
issuance	—	84	—	607,566	—	—	607,650
Common stock issuance costs	—	—	—	(7)	—	—	(7)
Common stock issuances related to stock plans	—	—	119,569	5,446	—	—	125,015
Common stock dividends declared	—	—	—	—	(711,573)	—	(711,573)
Subsidiary's preferred stock issuance	35,000	—	—	—	—	—	35,000
Preferred dividend requirements of subsidiaries (a)	(17,018)	—	—	—	—	—	(17,018)

Balance at December 31, 2019	35,000	2,700	(5,154,150)	6,564,436	9,257,609	(446,920)	10,258,675

(a) Consolidated net income and preferred dividend requirements of subsidiaries include $16.5 million for 2019, $13.9 million for 2018, and $13.7 million for 2017 of preferred dividends on subsidiaries’ preferred stock without sinking fund that is not presented as equity.

FINANCIAL RESULTS

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS) (unaudited)

In thousands, for the years ended December 31,	2019	2018	2017
NET INCOME (LOSS)	$1,258,244	$862,555	$425,353
Other comprehensive income (loss)
Cash flow hedges net unrealized gain (loss)
(net of tax expense (benefit) of $28,516, $5,830, and ($22,570) for 2019 to 2017, respectively)	115,026	22,098	(41,470)
Pension and other postretirement liabilities
(net of tax expense (benefit) of ($6,539), $30,299 and ($4,057) for 2019 to 2017, respectively)	(25,150)	90,143	(61,653)
Net unrealized investment gains (losses)
(net of tax expense (benefit) of $14,023, $6,393 and $80,069 for 2019 to 2017, respectively)	27,183	(28,771)	115,311
Foreign currency translation
(net of tax expense (benefit) of $-, $- and $403 for 2019 to 2017, respectively)	—	—	(748)
Other comprehensive income (loss)	117,059	83,470	11,440
COMPREHENSIVE INCOME (LOSS)	1,375,303	946,025	436,793
Preferred dividend requirements of subsidiaries	17,018	13,894	13,741
COMPREHENSIVE INCOME (LOSS) ATTRIBUTABLE TO ENTERGY CORPORATION	$1,358,285	$932,131	$423,052

CONSOLIDATED CAPITAL EXPENDITURES

HISTORICAL CAPITAL EXPENDITURES
($ millions)	2019	2018	2017
Utility
Generation	1,781	1,599	1,325
Transmission	1,030	895	887
Distribution	1,114	862	833
Other	504	434	400
Entergy Wholesale Commodities	74	178	179
Total Historical Capital Expenditures	4,503	3,968	3,624

ENTERGY CORPORATION SECURITIES DETAIL

ENTERGY CORPORATION LONG-TERM DEBT					CURRENT OR		AS OF
			MATURITY	FIRST CALL	FIRST CALL	DECEMBER 31,
CUSIP		RATE	DATE	DATE	PRICE	2019	2018

	$3.5B Bank Credit Facility	3.6%	09/24 (b)			$440	$220
	Commercial Paper (a)	2.5%				1,947	1,942
29364GAF0	5.125% Notes	5.13%	09/20	Now	MW (T+.40%)	450	450
29364GAH6	4.00% Notes	4%	07/22	Now	MW (T+.30%)	650	650
29364GAJ2	2.95% Notes	2.95%	09/26	Now	MW (T+.25%)	750	750
	Total					$4,237	$4,012
(a) Entergy Corporation has a commercial paper program with a program limit of up to $2.0 billion.
(b) The maturity date was extended in September 2019.

SECURITIES RATINGS (OUTLOOK)
	ISSUER RATING	CORPORATE CREDIT
As of 12/31/19	MOODY’S	S&P
Entergy Corporation	Baa2 (stable)	BBB+ (stable)

					CALL PRICE
				AS OF	PER SHARE
PREFERRED MEMBER INTERESTS			DECEMBER 31,		AS OF DECEMBER 31,
CUSIP	DESCRIPTION	RATE	2019	2018	2019

	Held by Entergy Louisiana:
None	Class A preferred non-voting membership interest units of Entergy Holdings Co. LLC	10.00%	$684	$684	—
	(6,843,780 units in 2019 and 2018) (a)
None	Class B preferred non-voting membership interest units of Entergy Holdings Co. LLC	9.00%	413	413	—
	(4,126,940 units in 2019 and 2018) (a)
None	Class C preferred non-voting membership interest units of Entergy Holdings Co. LLC	7.50%	294	294	—
	(2,935,153 units in 2019 and 2018) (a)
	Held by Entergy Corporation:
None	Class D preferred non-voting membership interest units of Entergy Holdings Co. LLC	5.00%	734	734	—
	(7,340,750 units in 2019 and 2018) (a)
	Held by Entergy Utility Holding Company, LLC:
None	Class D preferred non-voting membership interest units of Entergy Holdings Co. LLC	5.00%	256	256	—
	(2,559,250 units in 2019 and 2018) (a)
	Preferred member interests		$2,381	$2,381	—
OTHER NON-CURRENT LIABILITIES:
None	Class A preferred non-voting membership interest units of Entergy Holdings Co. LLC	10.00%	—	$50	—
	(500,000 units in 2019 and 2018) (a)(b)
	Other non-current liabilities		—	$50	—
	Total		$2,381	$2,431	—
(a) Distributions are payable quarterly and have a liquidation price of $100 per unit. The preferred membership interests are callable at the option of Entergy Holdings Company LLC after ten years under the terms of the LLC agreement.

(b) On February 16, 2012, Entergy Gulf States Louisiana, L.L.C. sold 500,000 units of Class A preferred, non-voting, membership interest units of Entergy Holdings Company LLC. to a non-affiliated third party. This preferred membership interest is reflected in the Parent & Other disclosure segment in ‘Other Non-Current Liabilities’ on the balance sheet.

Totals may not foot due to rounding.

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UTILITY SELECTED DATA

UTILITY QUARTERLY FINANCIAL METRICS
	2019					2018					FY %
	1Q	2Q	3Q	4Q	FY	1Q	2Q	3Q	4Q	FY	CHANGE
GAAP MEASURES
As-reported earnings ($ millions)	231	331	578	271	1,411	215	376	505	388	1,483	(4.8)
ROIC – as-reported (%)(a)	7.2	7	7.1	6.6	6.6	5.1	5.5	5.8	7.5	7.5	(11.8)
ROE – as-reported (%)(a)	12.6	11.8	11.9	10.7	10.7	7.5	8.4	9	12.6	12.6	(15.0)
Debt to capital Ratio (%)	53.9	54.0	53.0	52.4	52.4	55.2	53.2	52.8	52.3	52.3	0.1
NON-GAAP MEASURES
Adjusted earnings ($ millions)	231	331	578	229	1,369	215	333	505	209	1,262	8.5
ROIC – adjusted (%)(a)	6.4	6.4	6.5	6.5	6.5	5.8	6.1	6.4	6.6	6.6	(1.6)
ROE – adjusted (%)(a)	10.7	10.4	10.5	10.4	10.4	9.2	9.6	10.2	10.7	10.7	(2.8)
Debt to capital ratio, excluding securitization debt (%)	53.2	53.4	52.4	51.9	51.9	54.3	52.3	51.9	51.6	51.6	0.7
Net debt to net capital ratio, excluding securitization debt (%)	52.0	52.8	51.3	51.6	51.6	52.5	51.1	50.4	51.1	51.1	1.0
(a) Rolling twelve months. Totals may not foot due to rounding.

UTILITY ANNUAL FINANCIAL METRICS
	2019	2018	2017
GAAP MEASURES
As-reported earnings ($ millions)	1,411	1,483	762
ROIC – as-reported (%)(a)	6.6	7.5	4.7
ROE – as-reported (%)(a)	10.7	12.6	7.1
Debt to capital ratio (%)	52.4	52.3	53.9
NON-GAAP MEASURES
Adjusted earnings ($ millions)	1,369	1,262	942
ROIC – adjusted (%)(a)	6.5	6.6	5.5
ROE – adjusted (%)(a)	10.4	10.7	8.8
Debt to capital ratio, excluding securitization debt (%)	51.9	51.6	52.8
Net debt to net capital ratio, excluding securitization debt (%)	51.6	51.1	51.7
(a) Rolling twelve months. Totals may not foot due to rounding.

UTILITY SECURITIES RATINGS (OUTLOOK)
MORTGAGE BONDS
As of 5/26/20	MOODY’S	S&P
Entergy Arkansas, LLC	A2 (stable)	A (stable)
Entergy Louisiana, LLC	A2 (stable)	A (stable)
Entergy Mississippi, LLC	A2 (stable)	A (stable)
Entergy New Orleans, LLC	Baa2 (stable)	A (stable)
Entergy Texas, Inc.	Baa1 (positive)	A (stable)
System Energy Resources, Inc.	Baa1 (stable)	A (stable)

UTILITY HISTORICAL CAPITAL EXPENDITURES(a)
($ millions)	2019	2018	2017
Entergy Arkansas	642	660	736
Entergy Louisiana	1,673	1,832	1,673
Entergy Mississippi	738	387	435
Entergy New Orleans	230	202	115
Entergy Texas	898	452	348
System Energy Resources	167	195	92
Other(b)	82	62	46
Total	4,430	3,790	3,445
(a) Historical capital expenditures include storm capital spending.
(b) Corresponds to Entergy Services, LLC, Entergy Operations, Inc., and Varibus, L.L.C.

UTILITY FINANCIAL RESULTS

2019 UTILITY CONSOLIDATING INCOME STATEMENT (unaudited)

							OTHER/
In thousands, for the year ending December 31, 2019.	E-AR	E-LA	E-MS	E-NO	E-TX	SERI	ELIMINATIONS(a)	UTILITY
OPERATING REVENUES:
Electric	$2,259,594	$4,223,027	$1,323,043	$594,417	$1,488,955	$573,410	($1,032,415)	$9,430,031
Natural gas	—	62,148	—	91,806	—	—	—	153,954
Total	2,259,594	4,285,175	1,323,043	686,223	1,488,955	573,410	(1,032,415)	9,583,985
OPERATING EXPENSES:
Operation and maintenance:
Fuel, fuel-related expenses, and gas purchased for resale	458,907	845,108	277,425	105,217	162,544	82,438	(161)	1,931,478
Purchased power	204,640	810,462	284,492	258,306	602,563	—	(1,026,269)	1,134,194
Nuclear refueling outage expenses	68,769	54,170	—	—	—	33,376	—	156,315
Other operation and maintenance	720,217	994,637	266,175	121,057	258,924	206,444	(4,886)	2,562,568
Decommissioning	68,030	59,346	—	—	—	35,729	1,162	164,267
Taxes other than income taxes	115,869	194,222	105,318	55,270	76,366	29,018	6,748	582,811
Depreciation and amortization	307,351	535,791	170,886	56,072	153,286	106,630	(1,116)	1,328,900
Other regulatory charges (credits) – net	(11,186)	(105,203)	14,993	21,616	88,770	(35,210)	—	(26,220)
Total	1,932,597	3,388,533	1,119,289	617,538	1,342,453	458,425	(1,024,522)	7,834,313
OPERATING INCOME	326,997	896,642	203,754	68,685	146,502	114,985	(7,893)	1,749,672
OTHER INCOME (DEDUCTIONS):
Allowance for equity funds used during construction	15,499	74,023	8,356	9,941	28,445	8,709	1	144,974
Interest and investment income	26,020	231,985	1,412	428	3,072	29,488	(2,835)	289,570
Miscellaneous – net	(18,566)	(115,427)	(4,478)	(6,038)	546	(5,516)	(65)	(149,544)
Total	22,953	190,581	5,290	4,331	32,063	32,681	(2,899)	285,000
INTEREST EXPENSE:
Interest expense	140,087	309,493	61,785	24,463	86,333	35,328	(3,137)	654,352
Allowance for borrowed funds used during construction	(6,332)	(35,430)	(3,532)	(4,262)	(13,269)	(2,131)	(1)	(64,957)
Total	133,755	274,063	58,253	20,201	73,064	33,197	(3,138)	589,395
INCOME (LOSS) BEFORE INCOME TAXES	216,195	813,160	150,791	52,815	105,501	114,469	(7,654)	1,445,277
Income taxes	(46,769)	121,623	30,866	186	(53,896)	15,349	(47,725)	19,634
NET INCOME	262,964	691,537	119,925	52,629	159,397	99,120	40,071	1,425,643
Preferred dividend requirements and other	—	—	—	—	580	—	14,250	14,830
EARNINGS APPLICABLE TO
COMMON STOCK / EQUITY	$262,964	$691,537	$119,925	$52,629	$158,817	$99,120	$25,821	$1,410,813
Totals may not foot due to rounding.
(a) Primarily reflects other Entergy subsidiaries, including Entergy Utility Holding Company, LLC, Entergy Services, LLC, Entergy Operations, Inc. and the elimination of intercompany transactions.

UTILITY FINANCIAL RESULTS

2019 UTILITY CONSOLIDATING BALANCE SHEET (unaudited)

							OTHER/
In thousands, as of December 31, 2019.	E-AR	E-LA	E-MS	E-NO	E-TX	SERI	ELIMINATIONS(a)	UTILITY
ASSETS
CURRENT ASSETS:
Cash and cash equivalents:
Cash	$3,519	$488	$11	$26	$25	$93	$23,848	$28,010
Temporary cash investments	—	1,518	51,590	5,991	12,904	68,441	33,169	173,613
Total cash and cash equivalents	3,519	2,006	51,601	6,017	12,929	68,534	57,017	201,623
Securitization recovery trust account	4,036	—	—	1,989	37,720	—	(43,745)
Accounts receivable:
Customer	117,679	194,869	92,050	48,265	59,365	—	—	512,228
Allowance for doubtful accounts	(1,169)	(1,902)	(636)	(3,226)	(471)	—	—	(7,404)
Associated companies	29,178	77,212	49,257	6,280	24,001	121,972	(287,419)	20,481
Other	117,653	42,179	14,986	7,378	17,050	7,547	3,659	210,452
Accrued unbilled revenues	108,489	169,201	47,426	25,453	50,048	—	—	400,617
Total accounts receivable	371,830	481,559	203,083	84,150	149,993	129,519	(283,760)	1,136,374
Fuel inventory – at average cost	33,745	41,613	15,139	1,920	47,593	—	—	140,010
Materials and supplies – at average cost	211,320	354,020	57,972	13,522	46,056	108,766	536	792,192
Deferred nuclear refueling outage costs	48,875	56,743	—	—	—	14,493	(1)	120,110
Prepaid taxes	—	7,959	—	—	—	—	(7,959)	—
Prepayments and other	14,096	37,837	7,149	4,846	21,012	6,045	80,889	171,874
Total	687,421	981,737	334,944	112,444	315,303	327,357	(197,023)	2,562,183
OTHER PROPERTY AND INVESTMENTS:
Investment in affiliates – at equity	—	1,390,587	—	—	396	—	78,008	1,468,991
Decommissioning trust funds	1,101,283	1,563,812	—	—	—	1,054,098	—	3,719,193
Non-utility property – at cost (less accumulated depreciation)	—	312,896	4,560	1,016	376	—	656	319,504
Storm reserve escrow account	—	295,875	—	82,605	—	—	(378,480)	—
Escrow accounts	—	—	80,201	—	—	—	(80,201)	—
Other	345	13,476	—	—	20,077	—	458,347	492,245
Total	1,101,628	3,576,646	84,761	83,621	20,849	1,054,098	78,330	5,999,933
PROPERTY, PLANT AND EQUIPMENT
Electric	12,293,483	22,620,365	5,672,589	1,467,215	5,199,027	5,070,859	975,257	53,298,795
Natural gas	—	235,678	—	311,432	—	—	—	547,110
Construction work in progress	197,775	1,383,603	88,373	201,829	760,354	164,996	16,486	2,813,416
Nuclear fuel	195,547	267,779	—	—	—	149,574	—	612,900
Total property, plant and equipment	12,686,805	24,507,425	5,760,962	1,980,476	5,959,381	5,385,429	991,743	57,272,221
Less – accumulated depreciation and amortization	5,019,826	9,118,524	1,894,000	715,406	1,770,852	3,285,487	560,093	22,364,188
Property, plant and equipment – net	7,666,979	15,388,901	3,866,962	1,265,070	4,188,529	2,099,942	431,650	34,908,033
DEFERRED DEBITS AND OTHER ASSETS:
Regulatory assets:
Other regulatory assets (includes securitization property
of $239,219 as of December 31, 2019)	1,666,850	1,315,211	377,972	259,363	512,648	490,083	669,928	5,292,055
Deferred fuel costs	67,690	168,122	—	4,080	—	—	—	239,892
Goodwill	—	—	—	—	—	—	374,099	374,099
Accumulated deferred income taxes	—	—	—	—	—	8,023	51,402	59,425
Other	15,065	33,491	10,105	10,720	33,393	3,192	16,078	122,044
Total	1,749,605	1,516,824	388,077	274,163	546,041	501,298	1,111,507	6,087,515
TOTAL ASSETS	$11,205,633	$21,464,108	$4,674,744	$1,735,298	$5,070,722	$3,982,695	$1,424,464	$49,557,664
Totals may not foot due to rounding.
(a) Primarily reflects other Entergy subsidiaries, including Entergy Utility Holding Company, LLC, Entergy Services, LLC, Entergy Operations, Inc. and the elimination of intercompany transactions.

UTILITY FINANCIAL RESULTS

2019 UTILITY CONSOLIDATING BALANCE SHEET (unaudited)

							OTHER/
In thousands, as of December 31, 2019.	E-AR	E-LA	E-MS	E-NO	E-TX	SERI	ELIMINATIONS(a)	UTILITY
LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Currently maturing long-term debt	$—	$320,002	$—	$25,000	$—	$10	$—	$345,012
Payable due to associated companies	—	—	—	1,838	—	—	(1,838)	—
Accounts payable:
Associated companies	111,785	187,615	48,090	43,222	58,055	14,619	(429,008)	34,378
Other	202,201	357,206	94,729	43,963	188,460	64,144	353,002	1,303,705
Customer deposits	101,411	153,097	85,938	28,493	40,232	—	—	409,171
Taxes accrued	81,831	—	90,661	4,302	49,708	13,832	20,791	261,125
Interest accrued	22,788	87,744	18,900	6,916	18,992	11,993	(1)	167,332
Deferred fuel costs	53,721	55,645	70,402	4,918	13,001	—	—	197,687
Current portion of unprotected excess accumulated deferred income taxes	9,296	31,138	—	9,470	26,552	—	1	76,457
Pension and other postretirement liabilities	—	—	—	—	—	—	49,348	49,348
Other	38,760	64,668	32,667	15,827	10,521	3,381	14,503	180,327
Total	621,793	1,257,115	441,387	183,949	405,521	107,979	6,798	3,024,542
NON-CURRENT LIABILITIES:
Accumulated deferred income taxes and taxes accrued	1,183,126	2,464,513	594,832	354,536	585,413	821,963	(105,182)	5,899,201
Accumulated deferred investment tax credits	31,701	112,128	9,602	2,131	10,559	40,181	811	207,113
Regulatory liability for income taxes - net	478,174	500,083	236,988	49,090	225,980	142,845	(1)	1,633,159
Other regulatory liabilities	559,555	794,140	21,512	—	42,085	533,415	10,298	1,961,005
Decommissioning and asset retirement cost liabilities	1,242,616	1,497,349	9,727	3,522	7,631	931,729	—	3,692,574
Accumulated provisions	63,880	320,419	50,021	88,542	8,108	—	2,736	533,706
Pension and other postretirement liabilities	319,075	677,619	99,406	—	—	109,816	935,465	2,141,381
Long-term debt (includes securitization bonds
of $297,982 as of December 31, 2019)	3,517,208	6,983,667	1,614,129	521,539	1,922,956	548,097	—	15,107,596
Long-term payable due to associated companies	—	—	—	12,529	—	—	(12,529)	—
Other	62,568	459,957	54,989	21,881	63,062	34,602	546,716	1,243,775
Total	7,457,903	13,809,875	2,691,206	1,053,770	2,865,794	3,162,648	1,378,314	32,419,510

Preferred stock without sinking fund	—	—	—	—	—	—	195,161	195,161

EQUITY:
Common stock or member's equity	3,125,937	6,392,556	1,542,151	497,579	49,452	601,850	(10,235,777)	1,973,748
Paid-in capital	—	—	—	—	780,182	—	3,337,545	4,117,727
Retained earnings	—	—	—	—	934,773	110,218	6,969,506	8,014,497
Accumulated other comprehensive (loss)	—	4,562	—	—	—	—	(107,083)	(102,521)
Less – treasury stock, at cost	—	—	—	—	—	—	120,000	120,000
Total common shareholders' equity	3,125,937	6,397,118	1,542,151	497,579	1,764,407	712,068	(155,809)	13,883,451
Preferred stock without sinking fund	—	—	—	—	35,000	—	—	35,000
Total	3,125,937	6,397,118	1,542,151	497,579	1,799,407	712,068	(155,809)	13,918,451

TOTAL LIABILITIES AND EQUITY	$11,205,633	$21,464,108	$4,674,744	$1,735,298	$5,070,722	$3,982,695	$1,424,464	$49,557,664
Totals may not foot due to rounding.
(a) Primarily reflects other Entergy subsidiaries, including Entergy Utility Holding Company, LLC, Entergy Services, LLC, Entergy Operations, Inc. and the elimination of intercompany transactions.

UTILITY FINANCIAL RESULTS

UTILITY SELECTED ANNUAL FINANCIAL METRICS

	2019	2018	2017
ENTERGY ARKANSAS, LLC
As-Reported Earnings ($ millions)	263	252	138
Less Adjustments ($ millions)	—	(2)	3
Adjusted Earnings ($ millions)	263	254	135
GAAP MEASURES
ROIC – As-Reported (%)	5.6	5.8	4.0
Return on Average Member's Equity – As-Reported (%)	8.6	9.4	6.0
Debt to Capital (%)	53.0	52.0	55.5
Total Debt ($ millions)	3,528	3,226	3,002
Total Preferred ($ millions)	—	—	31
Total Equity ($ millions)	3,126	2,983	2,377
NON-GAAP MEASURES
ROIC – Adjusted (%)	5.6	5.9	4.0
Return on Average Member's Equity – Adjusted (%)	8.6	9.5	5.8
Total Debt, excluding securitization debt ($ millions)	3,522	3,205	2,968
Debt to Capital, excluding securitization debt (%)	53.0	51.8	55.2
Net Debt to Net Capital, excluding securitization debt (%)	53.0	51.8	55.2
Totals may not foot due to rounding.

ENTERGY LOUISIANA, LLC
As-Reported Net Income ($ millions)	692	676	316
Less Adjustments ($ millions)	—	50	(183)
Adjusted Net Income ($ millions)	692	626	499
GAAP MEASURES
ROIC – As-Reported (%)	6.8	7.1	4.2
Return on Average Common Equity – As-Reported (%)	11.3	12.1	6.1
Debt to Capital (%)	53.4	53.6	53.8
Total Debt ($ millions)	7,321	6,806	6,188
Total Preferred ($ millions)	—	—	—
Total Equity ($ millions)	6,397	5,903	5,309
NON-GAAP MEASURES
ROIC – Adjusted (%)	6.8	6.7	5.9
Return on Average Common Equity – Adjusted (%)	11.3	11.2	9.6
Total Debt, excluding securitization debt ($ millions)	7,288	6,750	6,110
Debt to Capital, excluding securitization debt (%)	53.3	53.3	53.5
Net Debt to Net Capital, excluding securitization debt (%)	53.2	53.2	53.4
Totals may not foot due to rounding.

UTILITY FINANCIAL RESULTS

UTILITY SELECTED ANNUAL FINANCIAL METRICS (CONTINUED)

	2019	2018	2017
ENTERGY MISSISSIPPI, LLC
As-Reported Earnings ($ millions)	120	125	109
Less Adjustments ($ millions)	—	(1)	(3)
Adjusted Earnings ($ millions)	120	126	113
GAAP MEASURES
ROIC – As-Reported (%)	5.7	6.5	5.9
Return on Average Member's Equity – As-Reported (%)	8.5	10.1	9.6
Debt to Capital (%)	51.2	50.6	51.5
Total Debt ($ millions)	1,621	1,326	1,270
Total Preferred ($ millions)	—	—	20
Total Equity ($ millions)	1,542	1,292	1,178
NON-GAAP MEASURES
ROIC – Adjusted (%)	5.7	6.5	6.1
Return on Average Member's Equity – Adjusted (%)	8.5	10.2	9.9
Net Debt to Net Capital (%)	50.4	49.9	51.3
Totals may not foot due to rounding.

ENTERGY NEW ORLEANS, LLC
As-Reported Earnings ($ millions)	53	53	44
Less Adjustments ($ millions)	—	—	(6)
Adjusted Earnings ($ millions)	53	53	50
GAAP MEASURES
ROIC – As-Reported (%)	6.8	7.6	6.5
Return on Average Member's Equity – As-Reported (%)	11.3	12.4	10.4
Debt to Capital (%)	53.1	52.1	51.3
Total Debt ($ millions)	564	484	437
Total Preferred ($ millions)	—	—	—
Total Equity ($ millions)	498	445	416
NON-GAAP MEASURES
ROIC – Adjusted (%)	7.2	8.2	8.0
Return on Average Member's Equity – Adjusted (%)	11.3	12.4	11.8
Total Debt, excluding securitization debt ($ millions)	511	420	362
Debt to Capital, excluding securitization debt (%)	50.7	48.6	46.6
Net debt to net capital, excluding securitization debt	50.4	47.4	44.2
Totals may not foot due to rounding.

ENTERGY TEXAS, INC.
As-Reported Net Income ($ millions)	159	162	76
Less Adjustments ($ millions)	—	37	(3)
Adjusted Net Income ($ millions)	159	125	79
GAAP MEASURES
ROIC – As-Reported (%)	6.5	7.8	4.7
ROE – As-Reported (%)	10.0	12.1	6.5
Debt to Capital (%)	51.7	51.6	55.7
Total Debt ($ millions)	1,928	1,514	1,587
Total Preferred ($ millions)	35	—	—
Total Common Equity ($ millions)	1,764	1,422	1,260
NON-GAAP MEASURES
ROIC – Adjusted (%)	7.0	7.4	5.6
ROE – Adjusted (%)	10.0	9.3	6.8
Total Debt, excluding securitization debt ($ millions)	1,723	1,230	1,229
Debt to Capital, excluding securitization debt (%)	48.9	46.4	49.4
Net Debt to Net Capital, excluding securitization debt (%)	48.7	46.4	46.9
Totals may not foot due to rounding.

UTILITY FINANCIAL RESULTS

UTILITY SELECTED ANNUAL FINANCIAL METRICS (CONTINUED)

	2019	2018	2017
SYSTEM ENERGY RESOURCES, INC.
As-Reported Net Income ($ millions)	99	94	79
Less Adjustments ($ millions)	—	—	—
Adjusted Earnings ($ millions)	99	94	79
GAAP MEASURES
ROIC – As-Reported (%)	9.4	9.2	7.6
ROE – As-Reported (%)	13.7	13.0	10.8
Debt to Capital (%)	43.5	46.1	44.5
Total Debt ($ millions)	548	631	569
Total Preferred ($ millions)	—	—	—
Total Equity ($ millions)	712	737	711
NON-GAAP MEASURES
ROIC – Adjusted (%)	9.4	9.2	7.6
ROE – Adjusted (%)	13.7	13.0	10.8
Net Debt to Net Capital (%)	40.2	42.1	28.5
Totals may not foot due to rounding.

UTILITY SECURITIES DETAIL

UTILITY LONG-TERM DEBT AND PREFERRED STOCK

ENTERGY ARKANSAS, LLC
					FIRST	CURRENT OR
BONDS:				MATURITY	CALL	OR FIRST	AS OF DECEMBER 31,
CUSIP		TYPE*	RATE	DATE	DATE	CALL PRICE	2019	2018
($ millions)
29364DAQ3	3.75% Series	M	3.75%	2/21	Now	MW (T + .20%)	$350	$350
29364DAR1	3.05% Series	M	3.05%	6/23	Now	MW (T + .20%)	250	250
29364DAS9	3.7% Series	M	3.70%	6/24	Now	MW (T + .15%)	375	375
29364DAU4	3.5% Series	M	3.50%	4/26	Now	MW (T + .20%)	600	600
29364DAV2	4.00% Series	M	4.00%	6/28	Now	MW (T + .20%)	250	250
29364DAT7	4.95% Series	M	4.95%	12/44	Now	MW (T + .30%)	250	250
29366MAA6	4.20% Series	M	4.20%	4/49	Now	MW (T + .20%)	350	—
29364D761	4.90% Series	M	4.90%	12/52	Now	100%	200	200
29364D753	4.75% Series	M	4.75%	6/63	Now	100%	125	125
29364D100	4.875% Series	M	4.88%	9/66	9/1/21	100%	410	410
453424BT9	2.375% Series – Independence County	G(a,d)	2.38%	1/21	Non-Call Life		45	45
	Total bonds						3,205	2,855
OTHER LONG-TERM DEBT:
76824*AV6	3.65% Series L – Variable Interest Entity Note Payable		3.65%	7/21	Now	MW (T + .50%)	90	90
76824*AW4	3.17% Series M – Variable Interest Entity Note Payable		3.17%	12/23	Now	MW (T + .50%)	40	40
	Credit Facility - Variable Interest Entity		3.33%	9/21			15	60
29365YAA1	2.30% Series Senior Secured – Securitization Bond		2.30%	8/21	Non-Call Life		7	22
	Long-Term United States Department of Energy Obligation(b)						191	187
	Unamortized Premium and Discount – Net						2	4
	Unamortized Debt Issuance Costs						(35)	(34)
	Other						2	2
TOTAL LONG-TERM DEBT							3,517	3,226
Less Amount Due Within One Year							—	—
Long-Term Debt Excluding Amount Due Within One Year							3,517	3,226
Fair Value of Long-Term Debt(c)							$3,557	$3,003
Weighted-average annualized coupon rate (e)							4.0%	4.0%
*M = Mortgage Bond; G = Governmental Bond
(a) Consists of pollution control revenue bonds and environmental revenue bonds.
(b) Pursuant to the Nuclear Waste Policy Act of 1982, Entergy’s nuclear owner/licensee subsidiaries have contracts with the DOE for spent nuclear fuel disposal service. The contracts include a one-time fee for generation prior to April 7, 1983. Entergy Arkansas is the only Entergy company that generated electric power with nuclear fuel prior to that date and includes the one-time fee, plus accrued interest, in long-term debt.

(c) The fair value excludes long-term DOE obligations at Entergy Arkansas and includes debt due within one year. Fair values are classified as Level 2 in the fair value hierarchy (see pg 211 of 2019 10K) and are based on prices derived from inputs such as benchmark yields and reported trades.

(d) The bonds are secured by a series of collateral first mortgage bonds.
(e) Rate calculation only includes Bonds, VIE notes, and Securitization Bonds
Totals may not foot due to rounding.

ENTERGY UTILITY HOLDING COMPANY, LLC
		SHARES
		AUTHORIZED AND OUTSTANDING
PREFERRED STOCK:		AS OF DECEMBER 31,		AS OF DECEMBER 31,
CUSIP	RATE	2019	2018	2019	2018
($ millions)
Without sinking fund:
Cumulative, $100 par value:
7.5% Series(a)	7.50%	110,000	110,000	$107	$107
6.25% Series(a)	6.25%	15,000	15,000	14	14
6.75% Series(a)	6.75%	75,000	75,000	73	73
Total without sinking fund		200,000	200,000	$195	$195
(a) Dollar amount outstanding is net of preferred stock issuance costs.
Totals may not foot due to rounding.

UTILITY LONG-TERM DEBT AND PREFERRED STOCK

ENTERGY LOUISIANA, LLC
						CURRENT
BONDS:				MATURITY	FIRST CALL	OR FIRST	AS OF DECEMBER 31,
CUSIP		TYPE*	RATE	DATE	DATE	CALL PRICE	2019	2018
($ millions)
29365PAQ5	3.95% Series	M	3.95%	10/20	Now	MW (T + .25%)	250	250
29364WAN8	4.8% Series	M	4.80%	5/21	Now	MW (T + .25%)	200	200
29364WAR9	3.30% Series	M	3.30%	12/22	Now	MW (T + .25%)	200	200
29364WAS7	4.05% Series	M	4.05%	9/23	Now	MW (T + .20%)	325	325
29365PAP7	5.59% Series	M	5.59%	10/24	Now	MW (T + .40%)	300	300
29364WAK4	5.40% Series	M	5.40%	11/24	Now	MW (T + .35%)	400	400
29365PAR3	3.78% Series	M	3.78%	4/25	Now	MW (T + .20%)	110	110
29364WAU2	3.78% Series	M	3.78%	4/25	Now	MW (T + .20%)	190	190
29364WAM0	4.44% Series	M	4.44%	1/26	Now	MW (T + .30%)	250	250
29364WAY4	2.4% Series	M	2.40%	10/26	Now	MW (T + .15%)	400	400
29364WAZ1	3.12% Series	M	3.12%	9/27	Now	MW (T + .15%)	450	450
29364WAW8	3.25% Series	M	3.25%	4/28	Now	MW (T + .25%)	425	425
29364WAX6	3.05% Series	M	3.05%	6/31	Now	MW (T + .25%)	325	325
29364WBA5	4.0% Series	M	4.00%	3/33	Now	MW (T + .20%)	750	750
29364WAT5	5.0% Series	M	5.00%	7/44	Now	MW (T + .25%)	170	170
29364WAV0	4.95% Series	M	4.95%	1/45	Now	MW (T + .30%)	450	450
29364WBB3	4.2% Series	M	4.20%	9/48	Now	MW (T + .20%)	600	600
29364WBC1	4.2% Series	M	4.20%	4/50	Now	MW (T + .20%)	525	—
29364W504	5.25% Series	M	5.25%	7/52	Now	100%	200	200
29364W603	4.7% Series	M	4.70%	6/63	Now	100%	100	100
29364W108	4.875% Series	M	4.88%	9/66	9/1/21	100%	270	270
5463984Y1	3.375% Series – Louisiana Public Facilities Authority	G(a,c)	3.38%	9/28	3/1/21	100%	84	84
5463984Z8	3.5% Series – Louisiana Public Facilities Authority	G(a,c)	3.50%	6/30	6/1/21	100%	115	115
	Total bonds						7,089	6,564
OTHER LONG-TERM DEBT:
76083@AT4	3.38% Series R – Variable Interest Entity Note Payable		3.38%	8/20	Now	MW (T + .50%)	70	70
76822*AM8	3.92% Series H – Variable Interest Entity Note Payable		3.92%	2/21	Now	MW (T + .50%)	40	40
76822*AN6	3.22% Series I – Variable Interest Entity Note Payable		3.22%	12/23	Now	MW (T + .50%)	20	20
	Credit Facility - Variable Interest Entity - River Bend		3.44%	9/21			70	39
	Credit Facility - Variable Interest Entity - Waterford		3.35%	9/21			50	82
29366AAA2	2.04% Series Senior Secured - Securitization Bond		2.04%	6/21			34	57
	Unamortized Premium and Discount – Net						(17)	(15)
	Unamortized Debt Issuance Costs						(58)	(57)
	Other						6	7
TOTAL LONG-TERM DEBT							7,304	6,806
Less Amount Due Within One Year							320	2
Long-Term Debt Excluding Amount Due Within One Year							$6,984	$6,804
Fair Value of Long-Term Debt(b)							$7,961	$6,834
Weighted-average annualized coupon rate (d)							4.1%	4.1
*M = Mortgage Bond; G = Governmental Bond
(a) Consists of pollution control revenue bonds and environmental revenue bonds.
(b) The fair value includes debt due within one year. Fair values are classified as Level 2 in the fair value hierarchy (see pg 211 of 2019 10K) and are based on prices derived from inputs such as benchmark yields and reported trades.

(c) The bonds are secured by a series of collateral first mortgage bonds.
(d) Rate calculation only includes Bonds, VIE notes, and Securitization Bonds
Totals may not foot due to rounding.

UTILITY LONG-TERM DEBT AND PREFERRED STOCK

ENTERGY MISSISSIPPI, LLC
						CURRENT
BONDS:				MATURITY	FIRST CALL	OR FIRST	AS OF DECEMBER 31,
CUSIP		TYPE*	RATE	DATE	DATE	CALL PRICE	2019	2018
($ millions)
29364NAP3	6.64% Series	M	6.64%	7/19	Now	MW (T + .50%)	$—	$150
29364NAR9	3.1% Series	M	3.10%	7/23	Now	MW (T + .25%)	250	250
29364NAS7	3.75% Series	M	3.75%	7/24	Now	MW (T + .15%)	100	100
29364NAU2	3.25% Series	M	3.25%	12/27	Now	MW (T + .15%)	150	150
29364NAT5	2.85% Series	M	2.85%	6/28	Now	MW (T + .20%)	375	375
29365*AA6	4.52% Series	M	4.52%	12/38	Now	MW (T + .50%)	55	55
29366WAA4	3.85% Series	M	3.85%	6/49	Now	MW (T + .20%)	435	—
29364N108	4.90% Series	M	4.90%	7/24	10/1/21	100%	260	260
	Total bonds						1,625	1,340
OTHER LONG-TERM DEBT:
	Unamortized Premium and Discount – Net						6	(1)
	Unamortized Debt Issuance Cost						(17)	(13)
TOTAL LONG-TERM DEBT							1,614	1,326
Less Amount Due Within One Year							—	150
Long-Term Debt Excluding Amount Due Within One Year							$1,614	$1,176
Fair Value of Long-Term Debt(a)							$1,710	$1,276
Weighted-average annualized coupon rate (B)							3.6%	3.9%
*M = Mortgage Bond
(a) The fair value includes debt due within one year. Fair values are classified as Level 2 in the fair value hierarchy (see pg 211 of 2019 10K) and are based on prices derived from inputs such as benchmark yields and reported trades.

(b) Rate calculation only includes Bonds
Totals may not foot due to rounding.

ENTERGY NEW ORLEANS, LLC
						CURRENT
BONDS:				MATURITY	FIRST CALL	OR FIRST	AS OF DECEMBER 31,
CUSIP		TYPE*	RATE	DATE	DATE	CALL PRICE	2018	2017
($ millions)
29364PAM5	5.10% Series	M	5.10%	12/20	Now	MW (T + .35%)	$25	$25
29364PAN3	3.9% Series	M	3.90%	7/23	Now	MW (T + .30%)	100	100
29364PAP8	4.0% Series	M	4.00%	6/26	Now	MW (T + .35%)	85	85
29365@AA4	4.51% Series	M	4.51%	9/33	Now	MW (T + .50%)	60	60
29364P509	5.0% Series	M	5.00%	12/52	Now	100%	30	30
29364P103	5.5% Series	M	5.50%	4/66	4/1/21	100%	110	110
	Total bonds						410	410
OTHER LONG-TERM DEBT:
29277VAA4	2.67% Series Senior Secured - Securitization Bond		2.67%	6/27			54	66
	Unsecured Term Loan		3.00%	5/22			70
	Credit Facility - Variable Interest Entity		2.92%				20	—
	Payable to Entergy Louisiana			11/35			14	16
	Unamortized Premium and Discount – Net						—	—
	Unamortized Debt Issuance Cost						(8)	(8)
TOTAL LONG-TERM DEBT							561	484
Less Amount Due Within One Year							27	2
Long-Term Debt Excluding Amount Due Within One Year							$534	$482
Fair Value of Long-Term Debt(a)							$524	$492
Weighted-average annualized coupon rate (B)							4.4%	4.7%
*M = Mortgage
(a) The fair value includes debt due within one year. Fair values are classified as Level 2 in the fair value hierarchy (see pg 211 of 2019 10K) and are based on prices derived from inputs such as benchmark yields and reported trades.

(b) Rate calculation only includes Bonds and Securitization Bonds
Totals may not foot due to rounding.

UTILITY LONG-TERM DEBT AND PREFERRED STOCK

ENTERGY TEXAS, INC.
						CURRENT
BONDS:				MATURITY	FIRST CALL	OR FIRST	AS OF DECEMBER 31,
CUSIP		TYPE*	RATE	DATE	DATE	CALL PRICE	2019	2018
($ millions)
29365TAA2	7.125% Series	M	7.13%	2/19	Now	MW (T + .50%)	$—	$500
29365TAE4	2.55% Series	M	2.55%	6/21	Now	MW (T + .20%)	125	125
29365TAC8	4.1% Series	M	4.10%	9/21	Now	MW (T + .35%)	75	75
29365TAF1	3.45% Series	M	3.45%	12/27	Now	MW (T + .20%)	150	150
29365TAG9	4.0% Series	M	4.00%	3/29	Now	MW (T + .25%)	300	—
2936TAH7	4.5% Series	M	4.50%	3/39	Now	MW (T + .25%)	400	—
29365TAD6	5.15% Series	M	5.15%	6/45	Now	MW (T + .35%)	250	250
29365TAJ3	3.55% Series	M	5.15%	9/49	Now	MW (T + .20%)	300	—
29365T104	5.625% Series	M	5.63%	6/64	6/1/19	100%	135	135
	Total bonds						1,735	1,235
OTHER LONG-TERM DEBT:
29365KAB9	3.65% Series Senior Secured, Series A - Securitization Bond		3.65%	8/19			—	—
29365QAC4	5.93% Series Senior Secured, Series A - Securitization Bond		5.93%	6/22			50	81
29365KAC7	4.38% Series Senior Secured - Securitization Bond		4.38%	11/23			156	204
	Unamortized Premium and Discount – Net						(5)	(1)
	Unamortized Debt Issuance Costs						(18)	(9)
	Other						4	4
TOTAL LONG-TERM DEBT							1,923	1,514
Less Amount Due Within One Year							—	500
Long-Term Debt Excluding Amount Due Within One Year							$1,923	$1,014
Fair Value of Long-Term Debt(a)							$2,090	$1,529
Weighted-average annualized coupon rate (b)							4.2%	4.5%
*M = Mortgage Bond
(a) The fair value includes debt due within one year. Fair values are classified as Level 2 in the fair value hierarchy (see pg 211 of 2019 10K) and are based on prices derived from inputs such as benchmark yields and reported trades.

(b) Rate calculation only includes Bonds and Securitization Bonds
Totals may not foot due to rounding.

PREFERRED STOCK:			AS OF DECEMBER 31,		AS OF DECEMBER 31,
CUSIP		RATE	2019	2018	2019	2018
($ millions)
	Without sinking fund:
	Cumulative, $100 par value:		$—	$—	$—	$—
29365T302	5.375% Series	5.375%	$1,400,000	$—	$35	$—
	Total without sinking fund		$1,400,000	$—	$35	$—
Totals may not foot due to rounding.

SYSTEM ENERGY RESOURCES, INC.
						CURRENT
BONDS:				MATURITY	FIRST CALL	OR FIRST	AS OF DECEMBER 31,
CUSIP		TYPE*	RATE	DATE	DATE	CALL PRICE	2019	2018
($ millions)
605277AB8	5.875% Series – MBFC	G(a)	5.88%	4/22	Now	100%	$134	$134
871911AS2	4.10% Series	M	4.10%	4/23	Now	MW (T + 0.40%)	250	250
	Total bonds						384	384
OTHER LONG-TERM DEBT:
76823#AS0	3.78% Series I – Variable Interest Entity Note Payable		3.78%	10/18			—	—
76823#AT8	3.42% Series J – Variable Interest Entity Note Payable		3.42%	4/21			100	100
	Credit Facility – Variable Interest Entity		3.44%	9/21			32	114
361561AA1	Grand Gulf Lease Obligation 5.13%		5.13%				34	34
	Unamortized Premium and Discount – Net						—	—
	Unamortized Debt Issuance Costs						(2)	(1)
	Other						—	—
TOTAL LONG-TERM DEBT							548	631
Less Amount Due Within One Year							—	—
Long-Term Debt Excluding Amount Due Within One Year							$548	$631
Fair Value of Long-Term Debt(b)							$565	$630
Weighted-average annualized coupon rate (c)							4.5%	4.5%
*M = Mortgage Bond; G = Governmental Bond
(a) Consists of pollution control revenue bonds and environmental revenue bonds.
(b) The fair value excludes lease obligations of $34 million at System Energy and includes debt due within one year. Fair values are classified as Level 2 in the fair value hierarchy (see pg 211 of 2019 10K) and are based on prices derived from inputs such as benchmark yields and reported trades.

(c) Rate calculation only includes Bonds and VIE notes
Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

UTILITY TOTAL CAPABILITY
			OWNED &
	OPERATED		LEASED	OPERATED
As of December 31, 2019	PLANTS	UNITS	(MW)(a)	(MW)(b)
Plants that use fuel type:
Gas/Oil	21	41	15,128	15,842
Coal	3	5	2,220	3,857
Petroleum Coke	1	2	—	190
Total Fossil	25	48	17,348	19,889
Hydro	3	7	73	147
Nuclear	2	3	5,207	5,346
Solar	4	4	2	2
Total Capability	34	62	22,630	25,384
All plants that have units with multiple fuel types are in the Gas & Oil plant count.
(a) Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.

(b) Certain Entergy subsidiaries jointly own electric generating facilities with affiliates or third parties, which Entergy operates for the participating parties.

UTILITY SELECTED OPERATING DATA
	2019	2018	2017
SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	52,672	51,093	46,221
Coal	8,214	11,848	10,730
Nuclear	37,484	36,242	34,695
Hydro	224	160	93
Solar	5	4	4
Total Net Generation	98,600	99,347	91,743
Purchased Power:
Affiliated Companies	—	—	—
Non-affiliated Companies	34,647	33,973	37,535
Total Purchased Power	34,647	33,973	37,535
Total Sources of Energy	133,246	133,320	129,278
USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	36,093	37,107	33,834
Commercial	28,754	29,426	28,745
Industrial	48,484	48,384	47,769
Governmental	2,578	2,581	2,511
Total Retail	115,909	117,498	112,859
Sales for Resale	13,210	11,715	11,550
Unbilled Energy	(83)	(513)	364
Total Electric Energy Sales	129,036	128,700	124,773
Line Losses and Company Usage	4,210	4,620	4,505
Total Uses of Energy	133,246	133,320	129,278
Electric Energy Sales (Weather Adjusted)(GWh):
Residential	35,446	35,876	35,692
Commercial	28,490	29,047	29,015
Industrial	48,483	48,384	47,769
Governmental	2,561	2,566	2,519
Total Weather Adjusted Sales	114,980	115,873	114,995
Peak Demand (MW)	21,598	21,587	21,671
Operational Summer Capacity at Peak (MW)	23,887	23,121	24,279
Annual System Load Factor (%)	64	65	62
Retail Electric Sales Growth Rate (%)	(1.4)	4.1	0.2
Retail Electric Sales Weather-Adjusted Growth Rate (%)	(0.8)	0.8	2.3
Average Fuel Cost (cents/KWh)
Natural Gas	2.33	2.84	2.60
Nuclear Fuel	0.73	0.84	0.86
Coal	2.31	2.24	2.35
Purchased Power	4.86	5.23	4.02
MISO Purchases	2.71	3.71	3.09
Certain prior year data has been reclassified to conform with current year presentation.
Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

2018 CONSOLIDATING UTILITY ELECTRIC STATISTICAL INFORMATION

	E-AR	E-LA	E-MS	E-NO	E-TX	SERI	ELIMINATIONS	UTILITY	%
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	795,269	1,270,478	562,219	245,081	658,453	—	—	3,531,500	37%
Commercial	538,850	947,412	444,173	202,138	343,013	—	—	2,475,586	26%
Industrial	520,958	1,450,966	164,491	31,824	373,048	—	—	2,541,288	27%
Governmental	20,795	71,046	44,300	70,865	21,464	—	—	228,470	2%
Total Retail	1,875,873	3,739,902	1,215,183	549,908	1,395,978	—	—	8,776,844	93%
Sales for Resale	257,864	333,394	39,295	38,626	59,074	584,144	(1,026,623)	285,774	3%
Other	125,858	149,731	68,566	5,883	33,902	(10,733)	(5,791)	367,415	4%
Total Electric Operating Revenues	2,259,594	4,223,027	1,323,044	594,417	1,488,954	573,410	(1,032,414)	9,430,033	100%

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	8,836	27,773	7,647	2,975	5,441	—	—	52,672	40%
Coal	4,882	1,100	1,411	—	821	—	—	8,214	6%
Nuclear	13,575	13,981	—	—	—	9,928	—	37,484	28%
Hydro	224	—	—	—	—	—	—	224	—%
Solar	—	—	2	3	—	—	—	5	—%
Total Net Generation	27,517	42,854	9,060	2,978	6,262	9,928	—	98,600	74%
Purchased Power:
Affiliated Companies	3,578	3,608	3,971	4,401	2,847	—	(18,405)	—	—
Non-affiliated Companies	1,122	17,959	2,752	572	12,242	—	—	34,647	26%
Total Purchased Power	4,700	21,567	6,723	4,973	15,089	—	(18,405)	34,647	26%
Total Sources of Energy	32,217	64,421	15,783	7,951	21,351	9,928	(18,405)	133,246	100%

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	7,996	14,046	5,659	2,353	6,039	—	—	36,093	31%
Commercial	5,822	11,353	4,698	2,215	4,667	—	—	28,754	25%
Industrial	7,759	29,801	2,443	438	8,043	—	—	48,484	42%
Governmental	241	827	436	815	259	—	—	2,578	2%
Total Retail	21,818	56,027	13,236	5,821	19,008	—	—	115,909	100%
Sales for Resale	9,385	6,738	1,776	1,961	1,815	9,940	(18,405)	13,210	—
Unbilled Energy	24	(16)	(78)	18	(31)	—	—	(83)	—
Total Electric Energy Sales	31,227	62,749	14,934	7,800	20,792	9,940	(18,405)	129,036	—
Line Losses and Company Usage	990	1,672	849	151	559	(12)	—	4,210	—
Total Uses of Energy	32,217	64,421	15,783	7,951	21,351	9,928	(18,405)	133,246	—

AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	9.95	9.05	9.93	10.42	10.90	—	—	9.78	—
Commercial	9.26	8.34	9.45	9.13	7.35	—	—	8.61	—
Industrial	6.71	4.87	6.73	7.27	4.64	—	—	5.24	—
Governmental	8.63	8.59	10.16	8.70	8.29	—	—	8.86	—

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31, 2019)
Residential	595,315	940,071	377,158	184,399	403,793	—	—	2,500,736	85%
Commercial	95,320	132,364	64,488	17,198	50,025	—	—	359,395	12%
Industrial	23,382	10,654	3,971	1,832	5,481	—	—	45,320	2%
Governmental	667	8,003	5,130	1,915	2,053	—	—	17,768	1%
Total Retail Customers	714,684	1,091,092	450,747	205,344	461,352	—	—	2,923,219	100%
Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY ARKANSAS, LLC
	2019	2018	2017
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	795,269	807,098	768,389
Commercial	538,850	425,523	495,252
Industrial	520,958	434,387	471,958
Governmental	20,795	16,537	18,818
Total Retail	1,875,873	1,683,545	1,754,417
Sales for Resale	257,864	248,861	249,028
Other	125,858	128,238	136,474
Total Electric Operating Revenues	2,259,594	2,060,644	2,139,919

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	8,836	8,983	8,079
Coal	4,882	6,263	5,563
Nuclear	13,575	12,721	12,693
Hydro	224	160	93
Total Net Generation	27,517	28,127	26,428
Purchased Power:
Affiliated Companies	3,578	2,255	2,403
Non-affiliated Companies	1,122	1,494	1,731
Total Purchased Power	4,700	3,749	4,134
Total Sources of Energy	32,217	31,876	30,562

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	7,996	8,248	7,298
Commercial	5,822	5,967	5,825
Industrial	7,759	8,071	7,528
Governmental	241	239	237
Total Retail	21,818	22,525	20,888
Sales for Resale	9,385	8,220	8,331
Unbilled Energy	24	(13)	43
Total Electric Energy Sales	31,227	30,732	29,262
Line Losses and Company Usage	990	1,144	1,300
Total Uses of Energy	32,217	31,876	30,562

AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	9.95	9.79	10.53
Commercial	9.26	7.13	8.50
Industrial	6.71	5.38	6.27
Governmental	8.63	6.92	7.94

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31, 2019)
Residential	595,315	592,718	590,999
Commercial	95,320	94,640	93,910
Industrial	23,382	23,364	23,770
Governmental	667	769	751
Total Retail Customers	714,684	711,491	709,430
Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY ARKANSAS, LLC

GENERATION PORTFOLIO
							PLANT						TOTAL PLANT – 2019
				OWNED &			AVG BTU								TOTAL
				LEASED			PER KWH	Emissions					NET	EXPENSES	PRODUCTION
			COMMERCIAL	CAPABILITY	FUEL		NET	SO2	NOx	CO2	Hg		GENERATION	PER NET	EXPENSE
PLANT	UNIT	OWNERSHIP	OPERATION	(MW)(a)	TYPE	PURPOSE	GENERATION(d)	(tons)	(tons)	(tons)	(lbs)	TECHNOLOGY(b)	(MWH)	MWH	($ thousands)
Lake Catherine	4	100%	1970	522	Gas/Oil	Peaking	12,352	1	191	104,346			127,496	184.7	23,543
Ouachita	1	100%	2002	242	Gas	Intermediate	7,291	3	67	542,140		Dry LNB, SCR	2,397,488	22.2	53,161
	2	100%	2002	244	Gas	Intermediate		3	65	505,218		Dry LNB, SCR
Hot Spring	1	100%	2002	600	Gas	Intermediate	7,411	7	122	1,314,950		Dry LNB, SCR	2,937,708	24.8	72,779
Independence	1	31.5%	1983	260	Coal	Base	10,528	2,329	795	1,020,041	8	LNB w/Sep OFA, ESP, ACI	838,173	31.2	26,121
White Bluff	1	57%	1980	464	Coal	Base	10,619	5,886	1,819	2,596,682	20	OFA, ESP, ACI	4,058,101	27.9	113,088
	2	57%	1981	469	Coal	Base		5,121	1,582	2,190,964	15	LNB w/Sep OFA, ESP, ACI	—
Carpenter	1	100%	1932	31	Hydro	Peaking							171,629	10.5	1,808
	2	100%	1932	31	Hydro	Peaking
Remmel	1	100%	1925	4	Hydro	Peaking							52,620	19.0	1,000
	2	100%	1925	4	Hydro	Peaking
	3	100%	1925	4	Hydro	Peaking
Union Power Station	2	100%	2003	498	Gas	Intermediate	7,238	7	147	1,405,716		Dry LNB, SCR	3,373,496	21.7	73,279
Arkansas	1	100%	1974	831	Nuclear PWR(c)	Base	10,352						13,574,636	26.4	358,607
Nuclear One	2	100%	1980	979	Nuclear PWR(c)	Base
Total				5,183				13,358	4,788	9,680,057	43		27,531,347	26.3	723,386
(a) Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.

(b) Installed NOx and particulate matter and mercury emission control devices as stated in the EPA Monitoring Plans and operational: Combustion Modification/ Fuel Reburning (Combus Mod / Fuel Reburn), Dry Low NOx Burners (Dry LNB), Electrostatic Precipitator (ESP), Low NOx Burners with Closed-coupled Overfire Air (LNB w/ Closed-coupled OFA), Low NOx Burners with Separated Overfire Air (LNB w/ Sep OFA), Low NOx Burner with Overfire Air (LNB w/ OFA), Overfire Air (OFA), Selective Catalytic Reduction (SCR) or Steam Injection and Activated Carbon Injection (ACI). Currently have no SO2 or CO2 control equipment operating on any unit.

(c) PWR = Pressurized Water Reactor.
(d) The nuclear heat rate as reflected in the FERC Form 1 is calculated by obtaining the thermal generation in MWhs from the plant multiplied by the industry standard of 3.4126 to obtain the MMBtu equivalency

Total may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY LOUISIANA, LLC
	2019	2018	2017
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	1,270,478	1,244,413	1,197,651
Commercial	947,412	941,321	955,539
Industrial	1,450,966	1,462,462	1,534,496
Governmental	71,046	68,587	68,707
Total Retail	3,739,902	3,716,783	3,756,393
Sales for Resale	333,394	356,603	341,632
Other	149,731	159,156	147,995
Total Electric Operating Revenues	4,223,027	4,232,542	4,246,020

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	27,773	25,869	23,507
Coal	1,100	1,819	1,876
Nuclear	13,981	17,298	15,379
Hydro	—	—	—
Total Net Generation	42,854	44,986	40,762
Purchased Power:
Affiliated Companies	3,608	3,061	3,128
Non-affiliated Companies	17,959	17,211	19,984
Total Purchased Power	21,567	20,272	23,112
Total Sources of Energy	64,421	65,258	63,874

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	14,046	14,494	13,357
Commercial	11,353	11,578	11,342
Industrial	29,801	29,254	29,754
Governmental	827	823	790
Total Retail	56,027	56,149	55,243
Sales for Resale	6,738	7,260	6,504
Unbilled Energy	(16)	(64)	2
Total Electric Energy Sales	62,749	63,345	61,749
Line Losses and Company Usage	1,672	1,913	2,125
Total Uses of Energy	64,421	65,258	63,874

AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	9.05	8.59	8.97
Commercial	8.34	8.13	8.42
Industrial	4.87	5.00	5.16
Governmental	8.59	8.33	8.70

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31, 2019)
Residential	940,071	933,809	929,024
Commercial	132,364	131,119	130,600
Industrial	10,654	10,745	10,830
Governmental	8,003	7,990	7,971
Total Retail Customers	1,091,092	1,083,663	1,078,425
Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY LOUISIANA, LLC

GENERATION PORTFOLIO
							PLANT						TOTAL PLANT – 2019
				OWNED &			AVG BTU								TOTAL
				LEASED			PER KWH	Emissions					NET	EXPENSES	PRODUCTION
			COMMERCIAL	CAPABILITY			NET	SO2	NOx	CO2	Hg		GENERATION	PER NET	EXPENSE
PLANT	UNIT	OWNERSHIP	OPERATION	(MW)(a)	FUEL TYPE	PURPOSE	GENERATION(d)	(tons)	(tons)	(tons)	(lbs)	TECHNOLOGY(b)	(MWH)	MWH	($ thousands)
Acadia	2	100%	2002	534	Gas	Intermediate	7,265	4	58	1,225,048		SCR	1,751,391	27.9	48,869
Little Gypsy	2	100%	1966	415	Gas/Oil	Intermediate		3	751	556,282		BOOS	2,719,628	35.3	95,978
	3	100%	1969	517	Gas/Oil	Intermediate		5	2,603	461,931		BOOS/IFGR
Ninemile	4	100%	1971	730	Gas/Oil	Intermediate		9	4,602	1,756,130		BOOS/IFGR	5,840,464	30.4	177,347
	5	100%	1973	744	Gas/Oil	Intermediate		8	3,733	1,052,780		BOOS/IFGR
	6	100%	2014	553	Gas/Oil	Intermediate	7,138	8	160	1,731,342		SCR, Water/Steam Injection	4,002,853	26.7	106,834
Perryville	1	100%	2002	526	Gas	Intermediate	7,040	6	141	1,606,075		Dry LNB, SCR	2,896,015	25.5	73,930
	2	100%	2001	152	Gas	Peaking		—	2	31,298		Dry LNB	7,256
J. Wayne Leonard	1	100%	2019	926	Gas	Intermediate
Sterlington	7	100%	1974	47	Gas/Oil	Peaking		—	8	4,861			482	1,620.4	781
Waterford	1	100%	1975	411	Gas/Oil	Intermediate	10,733	1	211	451,556		LNCB, FGR	673,704	56.1	3,786
	2	100%	1975	417	Gas/Oil	Intermediate		1	399	550,616		LNCB, FGR
	4	100%	2009	33	Oil	Peaking		3	7	9,782		Water/Steam Injection
LA Station 2	10	100%	1950	—	Gas	Reserve							—	—	365
	11	100%	1950	—	Gas	Reserve
	12	100%	1953	—	Gas	Reserve
Roy S. Nelson	4	100%	1970	—	Gas/Oil	Reserve						Combus Mod/Fuel Reburn	(12,421)		1,359
Calcasieu	1	100%	2000	144	Gas	Peaking	12,283	—	30	172,173		Dry LNB	59,767	153.0	9,142
	2	100%	2001	160	Gas	Peaking		—	26	60,854		Dry LNB	58,132
Ouachita	3	100%	2002	241	Gas	Intermediate	7,112	3	60	501,419		Dry LNB, SCR	1,213,793	22.8	27,694
Roy S. Nelson	6	40%	1982	211	Coal	Base	11,890	3,089	977	1,349,092	6	LNB w/ Sep OFA, ESP, ACI	720,470	40.3	29,062
Big Cajun 2	3	24%	1983	139	Coal	Base	10,734	1,322	270	908,127	6	LNB w/ OFA, ESP, ACI	379,214	40.7	15,446
River Bend	1	100%	1986	967	Nuclear BWR(c)	Base	10,896						6,420,310	32.4	207,996
Waterford	3	100%	1985	1,177	Nuclear PWR(c)	Base	10,879						7,560,402	30.1	227,576
Union Power Station	3	100%	2003	506	Gas	Intermediate	7,312	4	85	1,049,064		Dry LNB, SCR	1,908,829	66.1	153,960
	4	100%	2003	503	Gas	Intermediate		6	128	1,079,728		Dry LNB, SCR	3,021,774
Total				10,051				4,473	14,252	13,410,964	12		39,222,063	30.2	1,322,019
(a) Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.

(b) Installed NOx and particulate matter emission control devices as stated in the EPA Monitoring Plans and operational: Combustion Modification/ Fuel Reburning (Combus Mod / Fuel Reburn), Dry Low NOx Burners (Dry LNB), Electrostatic Precipitator (ESP), Low NOx Burners with Closed-coupled Overfire Air (LNB w/ Closed-coupled OFA), Low NOx Burners with Separated Overfire Air (LNB w/ Sep OFA), Low NOx Burner with Overfire Air (LNB w/ OFA), Low NOx Cell Burner (LNCB), Overfire Air (OFA), Selective Catalytic Reduction (SCR) or Water/Steam Injection, Flue Gas Recirculation (FGR), Induced Flue Gas Recirculation (IFGR), Burners-out-of-service (BOOS) and Activated Carbon Injection (ACI). Currently have no SO2 or CO2 control equipment operating on any unit.

(c) BWR = Boiling Water Reactor; PWR = Pressurized Water Reactor.
(d) The nuclear heat rate as reflected in the FERC Form 1 is calculated by obtaining the thermal generation in MWhs from the plant multiplied by the industry standard of 3.4126 to obtain the MMBtu equivalency

Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY MISSISSIPPI, LLC
	2019	2018	2017
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	562,219	578,568	502,305
Commercial	444,173	461,832	422,692
Industrial	164,491	175,056	158,649
Governmental	44,300	43,747	41,049
Total Retail	1,215,183	1,259,203	1,124,695
Sales for Resale	39,295	25,812	18,238
Other	68,566	50,097	55,296
Total Electric Operating Revenues	1,323,044	1,335,112	1,198,229

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	7,647	7,318	6,727
Coal	1,411	2,421	1,904
Nuclear	—	—	—
Hydro	—	—	—
Solar	2	3	2
Total Net Generation	9,060	9,742	8,633
Purchased Power:
Affiliated Companies	3,971	2,502	2,667
Non-affiliated Companies	2,752	3,155	3,332
Total Purchased Power	6,723	5,657	5,999
Total Sources of Energy	15,783	15,399	14,632

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	5,659	5,829	5,308
Commercial	4,698	4,865	4,783
Industrial	2,443	2,559	2,536
Governmental	436	438	421
Total Retail	13,236	13,691	13,048
Sales for Resale	1,776	1,060	857
Unbilled Energy	(78)	(31)	22
Total Electric Energy Sales	14,934	14,720	13,927
Line Losses and Company Usage	849	679	705
Total Uses of Energy	15,783	15,399	14,632

AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	9.93	9.93	9.46
Commercial	9.45	9.49	8.84
Industrial	6.73	6.84	6.26
Governmental	10.16	9.99	9.75

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31, 2019)
Residential	377,158	375,730	375,281
Commercial	64,488	64,719	64,583
Industrial	3,971	3,984	3,970
Governmental	5,130	5,169	5,066
Total Retail Customers	450,747	449,602	448,900
Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY MISSISSIPPI, LLC

GENERATION PORTFOLIO
							PLANT						TOTAL PLANT – 2019
				OWNED &			AVG BTU								TOTAL
				LEASED			PER KWH	Emissions					NET	EXPENSES	PRODUCTION
			COMMERCIAL	CAPABILITY			NET	SO2	NOx	CO2	Hg		GENERATION	PER NET	EXPENSE
PLANT	UNIT	OWNERSHIP	OPERATION	(MW)(a)	FUEL TYPE	PURPOSE	GENERATION	(tons)	(tons)	(tons)	(lbs)	TECHNOLOGY(b)	(MWH)	MWH	($ thousands)
Attala	1	100%	2001	451	Gas	Intermediate	7,046	4	69	696,835		Dry LNB, SCR	1,658,875	25.3	41,986
Hinds	1	100%	2001	455	Gas	Intermediate	7,095	7	118	1,312,792		Dry LNB, SCR	3,176,284	22.2	70,543
Baxter Wilson	1	100%	1967	494	Gas/Oil	Intermediate	10,614	197	1,811	947,943		Combus Mod/Fuel Reburn	1,537,393	32.2	49,449
Choctaw	1	100%	2003	796	Gas	Intermediate	6,911	1	22	261,967			656,617	24.4	16,017
Gerald Andrus	1	100%	1975	727	Gas/Oil	Intermediate	12,617	2	730	401,689		OFA	534,554	60.4	32,313
Rex Brown	4	100%	1959	—	Gas/Oil	Retired	13,827	—	164	84,851			84,274	40.3	3,400
	5	100%	1968	—	Oil	Retired
Independence	1	25%	1983	206	Coal	Base	10,667	1,848	631	809,556	6	LNB w/Sep OFA, ESP, ACI	663,534	63.6	42,175
	2	25%	1984	210	Coal	Base		2,116	635	915,165	7	OFA, ESP, ACI	747,209
DeSoto Solar	1	100%	2015	0.4	Solar	N/A							512	0.2	—
Brookhaven Solar	1	100%	2015	0.4	Solar	N/A							543.2		—
Hinds Solar	1	100%	2015	0.4	Solar	N/A							664.1		—
Total				3,341				4,176	4,178	5,430,797	13		9,060,459	28.2	255,884
(a) Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.

(b) Installed NOx and particulate matter emission control devices as stated in the EPA Monitoring Plan and operational: Combustion Modification/ Fuel Reburning (Combus Mod / Fuel Reburn), Dry Low NOx Burners (Dry LNB), Electrostatic Precipitator (ESP), Low NOx Burners with Closed-coupled Overfire Air (LNB w/ Closed-coupled OFA), Low NOx Burners with Separated Overfire Air (LNB w/ Sep OFA), Low NOx Burner with Overfire Air (LNB w/ OFA), Overfire Air (OFA), Selective Catalytic Reduction (SCR) or Steam Injection and Activated Carbon Injection (ACI). Currently have no SO2, or CO2 control equipment operating on any unit.

Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY NEW ORLEANS, LLC
	2019	2018	2017
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	245,081	261,585	250,164
Commercial	202,138	217,182	227,835
Industrial	31,824	33,371	35,642
Governmental	70,865	72,057	77,098
Total Retail	549,908	584,195	590,739
Sales for Resale	38,626	29,506	29,027
Other	5,883	11,031	11,978
Total Electric Operating Revenues	594,417	624,732	631,744

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	2,975	2,735	2,675
Coal	—	—	—
Nuclear	—	—	—
Hydro	—	—	—
Solar	3	1	2
Total Net Generation	2,978	2,736	2,677
Purchased Power:
Affiliated Companies	4,401	3,912	3,874
Non-affiliated Companies	572	871	921
Total Purchased Power	4,973	4,783	4,795
Total Sources of Energy	7,951	7,519	7,472

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	2,353	2,401	2,155
Commercial	2,215	2,270	2,248
Industrial	438	448	429
Governmental	815	795	790
Total Retail	5,821	5,914	5,622
Sales for Resale	1,961	1,484	1,703
Unbilled Energy	18	(329)	28
Total Electric Energy Sales	7,800	7,069	7,353
Line Losses and Company Usage	151	450	119
Total Uses of Energy	7,951	7,519	7,472

AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	10.42	10.89	11.61
Commercial	9.13	9.57	10.14
Industrial	7.27	7.45	8.31
Governmental	8.70	9.06	9.76

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31, 2019)
Residential	184,399	181,633	179,754
Commercial	17,198	16,908	16,505
Industrial	1,832	1,940	2,110
Governmental	1,915	1,889	1,883
Total Retail Customers	205,344	202,370	200,252
Totals may not foot due to rounding.
On Sept. 1, 2015, E-LA transferred its Algiers assets to E-NO. The effect of the Algiers transfer has been retrospectively applied to E-NO's data presented above.

UTILITY STATISTICAL INFORMATION

ENTERGY NEW ORLEANS, LLC

GENERATION PORTFOLIO
							PLANT						TOTAL PLANT – 2019
				OWNED &			AVG BTU								TOTAL
				LEASED			PER KWH	Emissions					NET	EXPENSES	PRODUCTION
			COMMERCIAL	CAPABILITY			NET	SO2	NOx	CO2	Hg		GENERATION	PER NET	EXPENSE
PLANT	UNIT	OWNERSHIP	OPERATION	(MW)(a)	FUEL TYPE	PURPOSE	GENERATION	(tons)	(tons)	(tons)	(lbs)	TECHNOLOGY(b)	(MWH)	MWH	($ thousands)
Union Power Station	1	100%	2003	507	Gas	Intermediate	7,274	6	126	1,254,501		Dry LNB, SCR	2,974,504	23.9	71,019
New Orleans Solar	1	100%	2016	1	Solar	N/A							1,538	37.2	57
Total				508				6	26	1,254,501			2,976,042	23.9	71,077
(a) Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.

(b) Installed NOx and particulate matter emission control devices as stated in the EPA Monitoring Plans and operational: Combustion Modification/ Fuel Reburning (Combus Mod / Fuel Reburn), Dry Low NOx Burners (Dry LNB), Electrostatic Precipitator (ESP), Low NOx Burners with Closed-coupled Overfire Air (LNB w/ Closed-coupled OFA), Low NOx Burners with Separated Overfire Air (LNB w/ Sep OFA), Low NOx Burner with Overfire Air (LNB w/ OFA), Overfire Air (OFA), Selective Catalytic Reduction (SCR) or Steam Injection and Activated Carbon Injection (ACI). Currently have no SO2or CO2 control equipment operating on any unit.

Totals may not foot due to rounding.

SYSTEM ENERGY RESOURCES, INC.

	2019	2018	2017
ELECTRIC OPERATING REVENUES ($ thousands)	573,410	456,707	633,458

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil		—	—
Coal		—	—
Nuclear	9,928	6,223	6,623
Hydro		—	—
Total Net Generation	9,928	6,223	6,623
Purchased Power		—	—
Total Sources of Energy	9,928	6,223	6,623

USES OF ENERGY (GWh)
Electric Energy Sales	9,940	6,264	6,675
Unbilled Energy		—	—
Line Losses and Company Usage	(12)	(41)	(52)
Total Uses of Energy	9,928	6,223	6,623
Totals may not foot due to rounding.

SYSTEM ENERGY RESOURCES, INC.

GENERATION PORTFOLIO
							PLANT						TOTAL PLANT – 2019
				OWNED &			AVG BTU								TOTAL
				LEASED			PER KWH	Emissions					NET	EXPENSES	PRODUCTION
			COMMERCIAL	CAPABILITY			NET	SO2	NOx	CO2	Hg		GENERATION	PER NET	EXPENSE
PLANT	UNIT	OWNERSHIP	OPERATION	(MW)(a)	FUEL TYPE	PURPOSE	GENERATION(c)	(tons)	(tons)	(tons)	(lbs)	TECHNOLOGY	(MWH)	MWH	($ thousands)
Grand Gulf	1	90%	1985	1,253	Nuclear BWR(b)	Base	10,410	—	—	—	—		9,928,077	27.9	276,515
Total				1,253									9,928,077	27.9	276,515
(a) Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.

(b) BWR = Boiling Water Reactor.
(c) The nuclear heat rate as reflected in the FERC Form 1 is calculated by obtaining the thermal generation in MWhs from the plant multiplied by the industry standard of 3.4126 to obtain the MMBtu equivalency

Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY TEXAS, INC.
	2019	2018	2017
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	658,453	673,858	636,254
Commercial	343,013	380,619	378,453
Industrial	373,048	393,951	383,814
Governmental	21,464	24,953	24,901
Total Retail	1,395,978	1,473,381	1,423,422
Sales for Resale	59,074	97,478	79,694
Other	33,902	35,043	41,777
Total Electric Operating Revenues	1,488,954	1,605,902	1,544,893

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	5,441	6,188	5,233
Coal	821	1,345	1,387
Nuclear	—	—	—
Hydro	—	—	—
Total Net Generation	6,262	7,533	6,620
Purchased Power:
Affiliated Companies	2,847	3,321	2,711
Non-affiliated Companies	12,242	11,242	11,567
Total Purchased Power	15,089	14,563	14,278
Total Sources of Energy	21,351	22,096	20,898

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	6,039	6,135	5,716
Commercial	4,667	4,747	4,548
Industrial	8,043	8,052	7,521
Governmental	259	286	273
Total Retail	19,008	19,220	18,058
Sales for Resale	1,815	2,478	2,263
Unbilled Energy	(31)	(76)	269
Total Electric Energy Sales	20,792	21,622	20,590
Line Losses and Company Usage	559	474	308
Total Uses of Energy	21,351	22,096	20,898

AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	10.90	10.98	11.13
Commercial	7.35	8.02	8.32
Industrial	4.64	4.89	5.10
Governmental	8.29	8.72	9.12

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31, 2019)
Residential	403,793	397,137	391,613
Commercial	50,025	49,232	48,591
Industrial	5,481	5,757	5,513
Governmental	2,053	2,022	2,157
Total Retail Customers	461,352	454,148	447,874
Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY TEXAS, INC.

GENERATION PORTFOLIO
							PLANT						TOTAL PLANT – 2019
				OWNED &			AVG BTU								TOTAL
				LEASED			PER KWH	Emissions					NET	EXPENSES	PRODUCTION
			COMMERCIAL	CAPABILITY			NET	SO2	NOx	CO2	Hg		GENERATION	PER NET	EXPENSE
PLANT	UNIT	OWNERSHIP	OPERATION	(MW)(a)	FUEL TYPE	PURPOSE	GENERATION	(tons)	(tons)	(tons)	(lbs)	TECHNOLOGY(b)	(MWH)	MWH	($ thousands)
Roy S. Nelson	6	30%	1982	156	Coal	Base	12,153	2,283	722	704,503	4	LNB w/ Sep OFA, ESP, ACI	532,521	42.9	22,852
Big Cajun 2	3	18%	1983	103	Coal	Base	9,966	977	199	342,062	1	LNB w/ OFA, ESP, ACI	288,142	39.9	11,484
Lewis Creek	1	100%	1970	249	Gas/Oil	Intermediate	10,740	3	134	641,782		SCR	2,192,154	32.3	70,817
	2	100%	1971	254	Gas/Oil	Intermediate		3	139	670,795		SCR
Sabine	1	100%	1962	212	Gas/Oil	Intermediate	10,506	1	242	193,256			3,249,202	37.3	121,218
	3	100%	1966	359	Gas/Oil	Intermediate		2	320	427,428		LNB w/ Sep OFA
	4	100%	1974	513	Gas	Intermediate		5	1,586	973,011		Combus Mod/Fuel Reburn
	5	100%	1979	447	Gas/Oil	Intermediate		2	336	462,580		LNB w/ Closed-coupled OFA
Total				2,292				3,277	3,678	4,415,416	5		6,262,019	36.1	226,371
(a) Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.

(b) Installed NOx and particulate matter emission control devices as stated in the EPA Monitoring Plans and operational: Combustion Modification/ Fuel Reburning (Combus Mod / Fuel Reburn), Dry Low NOx Burners (Dry LNB), Electrostatic Precipitator (ESP), Low NOx Burners with Closed-coupled Overfire Air (LNB w/ Closed-coupled OFA), Low NOx Burners with Separated Overfire Air (LNB w/ Sep OFA), Low NOx Burner with Overfire Air (LNB w/ OFA), Overfire Air (OFA), Selective Catalytic Reduction (SCR) or Steam Injection and Activated Carbon Injection (ACI). Currently have no SO2or CO2 control equipment operating on any unit.

Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

UTILITY NUCLEAR PLANT STATISTICS
The following table shows plant performance for 2017 – 2019 based on 18/24 month operating cycle.

CAPABILITY FACTOR (%)	2019	2018	2017
ANO	82.9	85.3	78.0
Grand Gulf	76.4	62.9	55.4
River Bend	79.8	83.3	83.3
Waterford 3	82.4	99.6	88.5
Entergy Southeast Average	80.9	83.3	76.6
Industry Average	93.4	93.2	92.9

The following table shows plant performance for 2019 and average for one three-year period.

PRODUCTION COST ($/MWh) (a)	2019	2016-2018
ANO	26.4	30.5
Grand Gulf	27.8	36.8
River Bend	32.4	31.1
Waterford 3	30.1	24.5
Entergy Southeast Average	29.2	30.2
(a) Fuel and other operation and maintenance expenses according to accounting standards that directly relate to the production of electricity per MWh; excludes special items.

INDIVIDUAL PLANT INFORMATION

	ANO		GRAND GULF	RIVER BEND	WATERFORD 3
	UNIT 1	UNIT 2
Owner	Entergy Arkansas	Entergy Arkansas	System Energy - 90% Cooperative Energy - 10%	Entergy Louisiana	Entergy Louisiana
Commercial Operation Date	December 74	March 80	July 85	June 86	September 85
License Expiration Date	5/20/2034	7/17/2038	11/1/2044	8/29/2045	12/18/2044
Architect/Engineer	Bechtel Power	Bechtel Power	Bechtel Power	Stone & Webster	Ebasco
Reactor Manufacturer	Babcox & Wilcox	Combustion Engineering	General Electric	General Electric	Combustion Engineering
Reactor Type	PWR	PWR	BWR	BWR	PWR
Turbine Generator Manufacturer	Westinghouse	General Electric	Kraftwerk Union	General Electric	Westinghouse
Owned and Leased Capability (MW)(a)	833	985	1,272	967	1,165
Refueling Data:
Last Date	10/5/19 –	3/14/20 –	2/22/20 –	3/30/19 –	1/5/19 –
	11/20/2019	4/21/2020	5/23/2020	5/13/2019	3/18/2019
Number of Days	46	39	91	45	73
Next Scheduled Refueling	Spring 21	Fall 21	Spring 22	Spring 21	Fall 20
2019 Capability Factor (%)	90.4	75.5	76.4	79.8	82.4
($ in millions as of December 31, 2019)
Net Book Value	1,777(b)		1,787	2,082(c)	2,535
Decommissioning Trust Fair Values	1,101(b)		1,054	976(c)	588
Decommissioning Liability	1,221(b)		932	662(c)	808
(a) Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.

(b) ANO Units 1 and 2 are reported together.
(c) 30% of River Bend is not subject to rate regulation by the Public Utility Commission of Texas, the Louisiana Public Service Commission, nor various municipal authorities, and is included in non-utility property on the balance sheet. The decommissioning trust fund balance and decommissioning liability include amounts for the 30% not subject to rate regulation.

UTILITY REGULATORY INFORMATION

STATE REGULATORY COMMISSIONS

	ARKANSAS	LOUISIANA	MISSISSIPPI	NEW ORLEANS	TEXAS
Commission	Arkansas Public	Louisiana	Mississippi	New Orleans	Public Utility
	Service	Public Service	Public Service	City Council	Commission
	Commission	Commission	Commission		of Texas
Number of Commissioners	3	5	3	7	3
Method of Selection	Appointed by	Elected	Elected	Elected	Appointed by
	Governor				Governor
Term of Office	6 years –	6 years –	4 years –	4 years –	6 years –
	staggered	staggered	concurrent	concurrent	staggered
(2 term limit)
Chair/President	Appointed by	Selected by	Rotates every	Rotates annually	Appointed by
	Governor	peers – 1 year	1 - 2 years, as	from the	Governor
		term	determined by members	at-large positions

COMMISSION/COUNCIL MEMBERS
CURRENT
	PARTY	SERVICE BEGAN	TERM ENDS
ARKANSAS
Ted J. Thomas – Chairperson	Republican	1/15	1/21
Kimberly A. O'Guinn	Republican	1/17	1/23
Justin Tate	Republican	1/19	1/25
LOUISIANA
Mike Francis - Chairperson	Republican	11/16	12/22
Foster L. Campbell, Jr.	Democrat	1/03	12/20
Eric Skrmetta	Republican	1/09	12/20
Craig Greene - Vice-Chairperson	Republican	6/17	12/24
Lambert C. Boissiere, III	Democrat	1/05	12/22
MISSISSIPPI
Dane Maxwell – Chairperson	Democrat	1/20	12/23
Brent Bailey	Republican	1/20	12/23
Brandon Presley	Democrat	1/08	12/23
NEW ORLEANS
Helena Moreno - Chairperson of Utility Committee	Democrat	5/18	5/22
Jason Rogers Williams	Democrat	5/14	5/22
Jared Brossett	Democrat	5/14	5/22
Joseph Giarrusso	Democrat	5/18	5/22
Jay Banks	Democrat	5/18	5/22
Kristin Gisleson Palmer	Democrat	5/18	5/22
Cyndi Nguyen	Democrat	5/18	5/22
TEXAS
DeAnn Walker - Chairperson	Republican	9/17	9/21
Arthur D'Andrea	Republican	11/17	9/23
Shelly Botkin	Republican	6/18	9/25
3/27/2020

ENTERGY WHOLESALE COMMODITIES

EWC QUARTERLY FINANCIAL METRICS
	2019					2018					FY
($ millions)	1Q	2Q	3Q	4Q	FY	1Q	2Q	3Q	4Q	FY	CHANGE
GAAP MEASURES
As-Reported Earnings	97	(25)	(141)	218	149	(18)	(56)	106	(372)	(340)	489
NON-GAAP MEASURES
Adjusted EBITDA	92	2	(127)	20	(13)	86	(37)	(52)	(199)	(202)	189

EWC ANNUAL FINANCIAL METRICS
($ millions)	2019	2018	2017
GAAP MEASURES
As-Reported Earnings	149	(340)	(175)
NON-GAAP MEASURES
Adjusted EBITDA	(13)	(202)	557

EWC QUARTERLY OPERATIONAL METRICS
	2019					2018					FY
	1Q	2Q	3Q	4Q	FY	1Q	2Q	3Q	4Q	FY	% CHANGE
Owned Capacity (MW) (a)	3,962	3,274	3,274	3,274	3,274	3,962	3,962	3,962	3,962	3,962	(17)%
GWh billed	7,203	7,258	6,847	6,780	28,088	7,885	7,281	7,576	8,022	30,764	(9)%
EWC Nuclear
Capacity Factor	85%	92%	98%	99%	94%	83%	86%	90%	78%	84%	11%
GWh billed	6,690	6,703	6,210	6,326	25,929	6,408	6,713	6,976	7,520	27,617	(6)%
Production cost per MWh (b)	$20.04	$24.82	$15.68	$17.71	$18.29	$18.75	$17.15	$17.15	$18.79	$17.68	3%
(a) Pilgrim (688 MW) was shutdown May 31, 2019 and sold on August 26,2019.
(b) Fuel and O&M expenses according to accounting standards that directly relate to the production of electricity per MWh (based on net generation), excluding special items.
Totals may not foot due to rounding.

EWC ANNUAL OPERATIONAL METRICS
	2019	2018	2017
Owned Capacity (MW) (a)	3,274	3,962	3,962
GWh billed	28,088	30,764	30,501
EWC Nuclear
Capacity Factor	93%	83%	83%
GWh billed	25,929	27,617	28,178
Production cost per MWh (b)	$18.29	$17.68	$18.70
Totals may not foot due to rounding.
(a) James A. FitzPatrick Nuclear Station (838 MW) was sold in March 2017; Pilgrim (688 MW) was shutdown May 31, 2019 and sold on August 26, 2019.
(b) Fuel and other O&M expenses according to accounting standards that directly relate to the production of electricity per MWh (based on net generation), excluding special items.

EWC TOTAL CAPACITY
		OPERATED (a)		OWNED CAPACITY
As of December 31, 2019	PLANTS	UNITS	MW	MW	%
Gas/Oil	—	—	—	213	7
Coal	—	—	—	181	6
Total Fossil	—	—	—	394	12
Nuclear	3	4	3,680	2,880	88
Total Capacity	3	4	3,680	3,274	100
Totals may not foot due to rounding.
(a) Operated capacity includes management services contracts and excludes units operated by Entergy’s utility companies.

ENTERGY WHOLESALE COMMODITIES

EWC NUCLEAR PLANT STATISTICS

	INDIAN POINT		PALISADES
	ENERGY CENTER		NUCLEAR
	UNIT 2	UNIT 3	PLANT
Entergy Purchase Date	9/6/01	11/21/00	4/11/07
Commercial Operation Date	August 74	August 76	December 71
License Expiration Date	4/30/24	4/30/25	3/24/31
Architect/Engineer	United Engineers & Constructors	United Engineers & Constructors	Combustion Engineering
Reactor Manufacturer	Westinghouse	Westinghouse	Combustion Engineering
Reactor Type	PWR	PWR	PWR
Turbine Generator Manufacturer	General Electric	Westinghouse	Westinghouse
Net MWs in Operation (MW)	1,028	1,041	811
Refueling Data:
Last Date	3/19/18 –	3/11/19 –	10/28/18 –
	4/21/18	4/9/19	12/28/18
Number of Days	33	29	61
Upcoming Refueling Outages			Summer 20

2019 Capacity Factor	93%	91%	97%
Net Book Value of Plant and Related Assets (a)	240		60
($ in millions as of December 31, 2019)
Capacity Zone (ICAP/UCAP)	NYISO Lower Hudson Valley	NYISO Lower Hudson Valley	MISO
Nearest Market Hub	Zone G (b)	Zone G (b)	Indiana
(a) Entergy's adjusted investment in the companies being sold, with Indian Point as a combined total.
(b) Indian Point physically located in NYISO Zone H.

EWC NUCLEAR PLANT ADDITIONAL INFORMATION
				PALISADES	PILGRIM
	INDIAN POINT			NUCLEAR	NUCLEAR
	UNIT 1	UNIT 2	UNIT 3	PLANT	STATION
Decommissioning Trust Asset	556	701	930	498	—
Decommissioning Liability	239	829	808	590 (a)	—
($ in millions as of December 31, 2019)
Planned closing date	n/a (b)	4/30/20	4/30/21	5/31/2022	n/a (c)
(a) Includes $40 million for Big Rock Point.
(b) Indian Point 1 has been shut down and in safe storage since the 1970s.
(c) Pilgrim was shutdown May 31, 2019 and sold on August 26,2019.

EWC NON-NUCLEAR WHOLESALE ASSETS PLANT STATISTICS
	NERC	COMMERCIAL	OWNERSHIP	NET	TOTAL	FUEL TYPE
PLANT	REGION	OPERATION	INTEREST	MW	MW	TECHNOLOGY
Independence – Unit 2	SERC	1983	14%	121	842	Coal
Nelson 6	SERC	1982	11%	60	550	Coal
RS Cogen	SERC	2002	50%	213	425	CCGT Cogen
Total				394	1,817

EWC NON-NUCLEAR WHOLESALE ASSETS PLANT EMISSIONS

		Emissions
PLANT	PURPOSE	SO2 (tons)	NOx (tons)	Co2 (tons)	Hg (lbs)	TECHNOLOGY (a)
Independence – Unit 2	Base	1,216	365	526,037	2	OFA, ESP, ACI
Nelson 6	Base	836	265	258,120	2	LNB w Sep OFA, ESP, ACI
RS Cogen	Base	4	395	873,994	—	Dry LNB/SCR
(a) Installed NOx and particulate matter emission control devices as stated in the EPA Monitoring Plans and operational: Overfire Air (OFA), Electrostatic Precipitator (ESP), Activated Carbon Injection (ACI), Low NOx Burners with Separated Overfire Air (LNB w/ Sep OFA), Dry Low NOx Burners (Dry LNB), and Selective Catalytic Reduction (SCR) or Steam Injection.

Currently have no SO2 or CO2 control equipment operating on any unit.
Totals may not foot due to rounding.

EWC NON-NUCLEAR WHOLESALE ASSETS

EWC NON-NUCLEAR WHOLESALE ASSETS SECURITIES DETAIL
DEBT:
OUTSTANDING AS OF DECEMBER 31,
ENTERGY’S SHARE
($ millions)	2019	2018	MATURITY	RATE

RS Cogen Senior Project Debt
Bank Portion(a)	$—	$—	10/17/2018	LIBOR + 2.25%
Institutional Portion	$26	$35	10/15/2022	Fixed 8.73%
RS Cogen Subordinated Debt(b)	$28	$26	10/17/2017	LIBOR + 4.50%
(a) RS Cogen spread on bank portion increases over time from 1.375% to 2.375%.
 (b) Debt outstanding includes Entergy's portion of accrued but unpaid interest on Entergy's portion of the RS Cogen subordinated debt since the project went into default on the subordinated credit facility in 2008.

VERMONT YANKEE CREDIT FACILITY
OUTSTANDING AS OF DECEMBER 31,	RATE	2019	2018
	3.93%	$139	$139

		SHARES OUTSTANDING
PREFERRED STOCK:		AS OF DECEMBER 31,		AS OF DECEMBER 31,
($ millions)	RATE	2019	2018	2019	2018

Without Sinking Fund:
Entergy Finance Holding, Inc.	8.75%(a)	250,000	250,000	$24	$24
Authorized 250,000 shares, $100 par value, cumulative
Total without sinking fund		250,000	250,000	$24	$24
(a) Dollar amount outstanding is net of $751 thousand of preferred stock issuance costs.

DEFINITIONS OF OPERATIONAL MEASURES AND GAAP AND NON-GAAP FINANCIAL MEASURES

OPERATIONAL MEASURES
Owned capacity (MW)	Installed capacity owned by EWC
Production cost per MWh	Fuel and other O&M expenses according to accounting standards that directly relate to the production of electricity per MWh (based on net generation)
Billed electric energy sales (GWh billed)	Total number of GWh billed to customers and financially-settled instruments
Capability factor	The percentage of the maximum energy generation a plant is capable of supplying to the grid, limited only by factors within control of plant management; a high capability factor indicates effective plant programs and practices to minimize unplanned energy losses and to optimize planned outages
Capacity factor	Normalized percentage of the period that the nuclear plants generate power
Refueling outage days	Number of days lost for a scheduled refueling and maintenance outage during the period

Financial measures defined below include measures prepared in accordance with generally accepted accounting principles (GAAP), as well as non-GAAP measures.
Non-GAAP measures are included in this report in order to provide metrics that remove the effect of less routine financial impacts from commonly used financial metrics.

FINANCIAL MEASURES – GAAP
Return on average invested capital (ROIC) – as-reported	12-months rolling net income attributable to Entergy Corporation or subsidiary adjusted for preferred dividends and tax-effected interest expense divided by average invested capital
Return on average common equity (ROE) – as-reported	12-months rolling net income attributable to Entergy Corporation or subsidiary divided by average common equity
Return on average member's equity – as-reported	12-months rolling attributable to Entergy Corporation or subsidiary divided by average member's equity
Common dividend payout – as-reported	Common dividend paid per share divided by earnings per share
Revolver capacity	Amount of undrawn capacity remaining on corporate and subsidiary revolvers
Total debt	Sum of short-term and long-term debt, notes payable and commercial paper, and capital leases on the balance sheet
Debt of joint ventures – Entergy’s share	Entergy's share of debt issued by business joint ventures at EWC
Leases - Entergy’s share	Operating leases held by subsidiaries capitalized at implicit interest rate
Debt to capital	Total debt divided by total capitalization
Securitization debt	Debt on the balance sheet associated with securitization bonds that is secured by certain future customer collections

FINANCIAL MEASURES – NON-GAAP
Adjusted earnings	As-reported net income attributable to Entergy Corporation or subsidiary excluding adjustments
Adjusted EBITDA	Earnings before interest, income taxes, depreciation and amortization, excluding interest and investment income and decommissioning expense for EWC
Adjusted EPS	As-reported net income attributable to Entergy Corporation or subsidiary excluding adjustments, divided by the diluted average number of common shares outstanding
Adjustments	Unusual or non-recurring items or events or other items or events that management believes do not reflect the ongoing business of Entergy, such as the results of the EWC segment, significant tax items, and other items such as certain costs, expenses, or other specified items
Common dividend payout – adjusted	Common dividend paid per share divided by adjusted earnings per share
Return on average invested capital (ROIC) – adjusted	12-months rolling adjusted net income attributable to Entergy Corporation or subsidiary adjusted for preferred dividends and tax-
effected interest expense divided by average invested capital
Return on average common equity (ROE) – adjusted	12-months rolling adjusted net income attributable to Entergy Corporation or subsidiary divided by average common equity
Return on average member's equity – adjusted	12-months rolling adjusted net income attributable to Entergy Corporation or subsidiary divided by average member's equity
Gross liquidity	Sum of cash and available revolver capacity
Total debt, excluding securitization debt	Total debt, excluding securitization debt
Debt to capital, excluding securitization debt	Total debt divided by total capitalization, excluding securitization debt
Net debt to net capital, excluding securitization debt	Total debt less cash and cash equivalents divided by total capitalization less cash and cash equivalents, excluding securitization debt
Parent debt to total debt, excluding securitization debt	End of period Entergy Corporation debt, including amounts drawn on credit revolver and commercial paper facilities, as a percent of consolidated total debt, excluding securitization debt
FFO	OCF less AFUDC-borrowed funds, working capital items in OCF (receivables, fuel inventory, accounts payable, taxes accrued, interest accrued, and other working capital accounts), and securitization regulatory charges
FFO to debt, excluding securitization debt	12-months rolling adjusted FFO as a percentage of end of period total debt excluding securitization debt
FFO to debt, excluding securitization debt, return of unprotected	12-months rolling adjusted FFO excluding return of unprotected excess ADIT and severance and retention payments
excess ADIT, and severance and retention payments associated	associated with exit of EWC as a percentage of end of period total debt excluding securitization debt with exit of EWC

REG G RECONCILIATIONS

CONSOLIDATED FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2017-2019

($ millions)	2019	2018	2017
As-reported net income (loss) attributable to Entergy Corporation (A)	1,241	849	412
Preferred dividends	17	14	14
Tax-effected interest expense	554	527	407
As-reported net income (loss) attributable to Entergy Corporation
adjusted for preferred dividends and tax-effected interest expense (B)	1,812	1,390	833

Adjustments (C)	177	(121)	(303)

EWC preferred dividends and tax-effected interest expense, rolling 12 months	25	29	18

Total adjustments, adding back EWC preferred dividends and
tax-effected interest expense (non-GAAP) (D)	202	(92)	(285)

Adjusted earnings, (non-GAAP) (A-C)	1,064	970	715
Adjusted earnings, including preferred dividends and
tax-effected interest expense (non-GAAP) (B-D)	1,610	1,482	1,118

Average invested capital (E)	28,780	26,032	24,213

Average common equity (F)	9,534	8,418	8,037

($ per share)
As-reported earnings per share (N)	6.30	4.63	2.28

Adjusted earnings per share (O)	5.40	5.29	3.96

Common dividend paid per share (P)	3.66	3.58	3.50

(%)
ROIC – As-reported (B/E)	6.3	5.3	3.4
ROIC – Adjusted (non-GAAP) ((B-D)/E)	5.6	5.7	4.6

ROE – As-reported (A/F)	13.0	10.1	5.1
ROE – Adjusted (non-GAAP) ((A-C)/F)	11.2	11.5	8.9

Common dividend payout – As-reported % (P/N)	58	77	154
Common dividend payout – Adjusted % (P/O)	68	68	88
Calculations may differ due to rounding.

REG G RECONCILIATIONS

CONSOLIDATED FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
1Q18-4Q19

($ millions)	1Q19	2Q19	3Q19	4Q19	1Q18	2Q18	3Q18	4Q18
As-reported net income (loss) attributable to Entergy Corporation, rolling 12	970	961	790	1,241	462	297	435	849
months (A)
Preferred dividends	15	15	16	17	14	14	14	14
Tax-effected interest expense	539	543	548	554	499	510	520	527
As-reported net income (loss) attributable to Entergy Corporation, rolling 12
months adjusted for preferred dividends and tax-effected interest expense (B)	1,524	1,519	1,354	1,812	975	821	969	1,390

Adjustments, rolling 12 months (C)	(6)	(18)	(264)	177	(294)	(531)	(481)	(121)

EWC preferred dividends and tax-effected interest expense, rolling 12 months	30	30	27	25	22	24	27	29

Total adjustments, adding back EWC preferred dividends and
tax-effected interest expense (non-GAAP) (D)	24	12	(237)	202	(272)	(507)	(454)	(92)

Adjusted earnings, rolling 12 months (non-GAAP) (A-C)	976	979	1,054	1,064	756	828	916	970
Adjusted earnings, rolling 12 months including preferred dividends and
tax-effected interest expense (non-GAAP) (B-D)	1,501	1,507	1,591	1,610	1,247	1,328	1,423	1,482

Average invested capital (E)	27,184	27,586	28,413	28,780	24,862	25,480	26,107	26,032

Average common equity (F)	8,473	8,910	9,224	9,534	8,016	8,197	8,551	8,418

(%)
ROIC – As-reported (B/E)	5.6	5.5	4.8	6.3	3.9	3.2	3.7	5.3
ROIC – Adjusted (non-GAAP) ((B-D)/E)	5.5	5.5	5.6	5.6	5.0	5.2	5.5	5.7

ROE – As-reported (A/F)	11.4	10.8	8.6	13.0	5.8	3.6	5.1	10.1
ROE – Adjusted (non-GAAP) ((A-C)/F)	11.5	11.0	11.4	11.2	9.4	10.1	10.7	11.5
Calculations may differ due to rounding.

REG G RECONCILIATIONS

CONSOLIDATED FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2017-2019

($ millions)	2019	2018	2017
Total debt (A)	19,885	18,133	16,677
Less securitization debt (B)	298	424	545
Total debt, excluding securitization debt (A-B)	19,587	17,709	16,132
Less cash and cash equivalents (C)	426	481	781
Net debt, excluding securitization debt (A-B-C)	19,161	17,228	15,351
Total capitalization (D)	30,363	27,196	24,867
Less securitization debt (E)	298	424	545
Total capitalization, excluding securitization debt (D-E)	30,065	26,772	24,322
Less cash and cash equivalents (F)	426	481	781
Net capitalization, excluding securitization debt (D-E-F)	29,639	26,291	23,541
(%)
Debt to capital (A/D)	65.5	66.7	67.1
Debt to capital, excluding securitization debt ((A-B)/D-E))	65.1	66.1	66.3
Net debt to net capital, excluding securitization debt ((A-B-C)/(D-E-F))	64.6	65.5	65.2

Revolver capacity (G)	3,810	4,056	4,174

Gross liquidity (C+G)	4,236	4,537	4,955

Entergy Corporation notes:
Due September 2020	450	450	450
Due July 2022	650	650	650
Due September 2026	750	750	750
Total parent long-term debt (H)	1,850	1,850	1,850
Revolver draw (I)	440	220	210
Commercial paper (J)	1,947	1,942	1,467
Unamortized debt issuance and discounts (K)	(8)	(10)	(11)
Total parent debt (H)+(I)+(J)+(K)	4,229	4,002	3,516

Parent debt to total debt, excluding securitization debt % ((H)+(I)+(J)+(K))/(A-B)	21.6	22.6	21.8
Calculations may differ due to rounding.

REG G RECONCILIATIONS
1Q18-4Q19

($ millions)	1Q19	2Q19	3Q19	4Q19	1Q18	2Q18	3Q18	4Q18
Total debt (A)	19,325	19,054	19,441	19,885	17,680	17,881	18,485	18,133
Less securitization debt (B)	398	360	338	298	520	483	463	424
Total debt, excluding securitization debt (A-B)	18,927	18,694	19,103	19,587	17,160	17,398	18,022	17,709
Less cash and cash equivalents (C)	983	636	956	426	1,206	813	988	481
Net debt, excluding securitization debt (A-B-C)	17,994	18,058	18,147	19,161	15,954	16,585	17,034	17,228
Total capitalization (D)	28,515	29,071	29,730	30,363	25,853	26,102	27,095	27,196
Less securitization debt (E)	398	360	338	298	520	483	463	424
Total capitalization, excluding securitization debt (D-E)	28,117	28,711	29,392	30,065	25,333	25,619	26,632	26,772
Less cash and cash equivalents (F)	983	636	956	426	1,206	813	988	481
Net capitalization, excluding securitization debt (D-E-F)	27,134	28,075	28,436	29,639	24,127	24,806	25,644	26,291
(%)
Debt to capital (A/D)	67.8	65.5	65.4	65.5	68.4	68.5	68.2	66.7
Debt to capital, excluding securitization debt ((A-B)/D-E))	67.3	65.1	65.0	65.1	67.7	67.9	67.7	66.1
Net debt to net capital, excluding securitization debt ((A-B-C)/(D-E-F))	66.1	64.3	63.8	64.6	66.1	66.9	66.4	65.5

Revolver capacity (G)	3,950	4,120	4,115	3,810	3,010	3,885	3,653	4,056

Gross liquidity (C+G)	4,933	4,756	5,071	4,236	4,216	4,698	4,641	4,537

Entergy Corporation notes:
Due September 2020	450	450	450	450	450	450	450	450
Due July 2022	650	650	650	650	650	650	650	650
Due September 2026	750	750	750	750	750	750	750	750
Total parent long-term debt (H)	1,850	1,850	1,850	1,850	1,850	1,850	1,850	1,850
Revolver draw (I)	320	150	155	440	1,125	390	630	220
Commercial paper (J)	1,942	1,635	1,918	1,947	655	1,945	1,947	1,942
Unamortized debt issuance and discounts (K)	(9)	(9)	(10)	(8)	(11)	(11)	(10)	(10)
Total parent debt (H)+(I)+(J)+(K)	4,103	3,626	3,913	4,229	3,619	4,174	4,417	4,002

Parent debt to total debt, excluding securitization debt % ((H)+(I)+(J)+(K))/(A-B)	21.7	19.4	20.5	21.6	21.1	24	24.5	22.6
Calculations may differ due to rounding.

REG G RECONCILIATIONS

CONSOLIDATED FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2017-2019

($ millions)	2019	2018	2017
Total debt (A)	19,885	18,133	16,677
Less securitization debt (B)	298	424	545
Total debt, excluding securitization debt (C)	19,587	17,709	16,132

Net cash flow provided by operating activities, rolling 12 months (D)	2,817	2,385	2,624
Allowance for borrowed funds used during construction, rolling 12 months (E)	(65)	(61)	(45)
Working capital items in net cash flow provided by operating activities, rolling 12 months:
Receivables	(101)	99	(98)
Fuel inventory	(28)	46	(3)
Accounts payable	(72)	97	102
Taxes accrued	(21)	39	34
Interest accrued	1	5	1
Other working capital accounts	(3)	(164)	(4)
Securitization regulatory charges	122	124	116
Total (F)	(102)	246	148
FFO, rolling 12 months (G) = (D)+(E)-(F)	2,854	2,078	2,431
FFO to debt, excluding securitization debt (G)/(C)	14.6%	11.7%	15.1%
Estimated return of unprotected excess ADIT (rolling 12 months pre-tax) (H)	301	592	—
Severance and retention payments associated with exit of EWC (rolling 12 months pre-tax) (I)	141	43	100
FFO to debt, excluding securitization debt, return of unprotected excess ADIT, and severance and retention payments associated with exit of EWC [(G+H+I)/(C)]	16.8%	15.3%	15.7%
Calculations may differ due to rounding.

REG G RECONCILIATIONS

CONSOLIDATED FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
1Q18-4Q19

($ millions)	1Q19	2Q19	3Q19	4Q19	1Q18	2Q18	3Q18	4Q18
Total debt (A)	19,325	19,054	19,441	19,885	17,680	17,881	18,485	18,133
Less securitization debt (B)	398	360	338	298	520	483	463	424
Total debt, excluding securitization debt (C)	18,927	18,694	19,103	19,587	17,160	17,398	18,022	17,709

Net cash flow provided by operating activities, rolling 12 months (D)	2,329	2,358	2,644	2,817	2,652	2,884	2,770	2,385
Allowance for borrowed funds used during construction, rolling 12 months (E)	(65)	(67)	(67)	(65)	(49)	(53)	(57)	(61)
Working capital items in net cash flow provided by operating activities, rolling 12 months:
Receivables	7	17	21	(101)	(123)	(149)	(53)	99
Fuel inventory	58	24	(18)	(28)	(26)	(1)	26	46
Accounts payable	103	(19)	(158)	(72)	81	190	258	97
Prepaid taxes and taxes accrued	51	9	(7)	(21)	36	28	10	39
Interest accrued	(5)	7	12	1	5	3	(3)	5
Other working capital accounts	(178)	(81)	(97)	(3)	(25)	(48)	(9)	(164)
Securitization regulatory charges	121	121	120	122	121	123	125	124
Total (F)	157	78	(127)	(102)	69	146	354	246
FFO, rolling 12 months (G) = (D)+(E)-(F)	2,107	2,213	2,704	2,854	2,534	2,685	2,359	2,078
FFO to debt, excluding securitization debt (G)/(C)	11.1%	11.8%	14.2%	14.6%	14.8%	15.4%	13.1%	11.7%
Estimated return of unprotected excess ADIT (rolling 12 months pre-tax) (H)	692	651	469	301	—	76	342	592
Severance and retention payments associated with exit of EWC (rolling 12 months pre-tax) (I)	43	97	183	141	100	—	—	43
FFO to debt, excluding securitization debt, return of unprotected excess ADIT, and severance and retention payments associated with exit of EWC [(G+H+I)/(C)]	15%	15.8%	17.6%	16.8%	15.3%	15.9%	15%	15.3%
Calculations may differ due to rounding.

REG G RECONCILIATIONS

UTILITY FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2017-2019

($ millions)	2019	2018	2017
As-reported net income (loss) applicable to common stock/equity (A)	1,411	1,483	762
Preferred dividends	15	12	12
Tax-effected interest expense	439	412	337
As-reported net income (loss) applicable to common stock/equity adjusted for
preferred dividends and tax-effected interest expense (B)	1,865	1,907	1,110

Utility adjustments
Regulatory-sharing	—	(40)	56
Income tax effect on Utility adjustments above	—	10	(14)
2012/2013 IRS audit settlement	—	44	—
Internal restructuring	—	170	—
Tax reform	—	38	(222)
Reversal of valuation allowance on internal restructuring	41	—	—
Total adjustments (C)	41	223	(181)

Adjusted earnings adjusted for preferred
dividends and tax-effected interest expense (B-C)	1,824	1,684	1,291
Adjusted earnings (A-C)	1,370	1,261	942

Average invested capital (D)	28,186	25,487	23,601
Average common stock or member's equity (E)	13,219	11,778	10,721

Gross debt (F)	15,517	13,991	13,059
Less securitization debt (G)	298	424	545
Gross debt, excluding securitization debt (F-G)	15,219	13,567	12,514
Less cash and cash equivalents (H)	202	260	544
Net debt, excluding securitization debt (F-G-H)	15,018	13,307	11,969

Total capitalization (I)	29,631	26,740	24,234
Less securitization debt (J)	298	424	545
Total capitalization, excluding securitization debt (I-J)	29,333	26,317	23,689
Less cash and cash equivalents (K)	202	260	544
Net capitalization, excluding securitization debt (I-J-K)	29,131	26,057	23,144

(%)
ROIC – As-Reported (B/D)	6.6	7.5	4.7
ROIC – Adjusted ((B-C)/D)	6.5	6.6	5.5
ROE – As-Reported (A/E)	10.7	12.6	7.1
ROE – Adjusted ((A-C)/E)	10.4	10.7	8.8
Debt to capital (F/I)	52.4	52.3	53.9
Debt to capital, excluding securitization debt ((F-G)/(I-J))	51.9	51.6	52.8
Net debt to net capital, excluding securitization debt ((F-G-H)/(I-J-K))	51.6	51.1	51.7
Calculations may differ due to rounding.

REG G RECONCILIATIONS

UTILITY FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
1Q18-4Q19

($ millions)	1Q19	2Q19	3Q19	4Q19	1Q18	2Q18	3Q18	4Q18
As-reported net income (loss) (A)	231	331	578	271	215	376	505	388
Less adjustments (B)	—	—	—	41	—	44	—	179
Adjusted net income (loss) (A-B)	231	331	578	230	215	332	505	209

As-reported net income (loss) applicable to common stock/equity-rolling 12 months (C)	1,499	1,455	1,528	1,411	812	944	1,048	1,483
Preferred dividends	12	13	14	15	12	12	12	12
Tax-effected interest expense	416	421	428	439	409	413	415	412
As-Reported net income (loss) applicable to common stock/equity, rolling
12 months adjusted for preferred dividends and tax-effected	1,927	1,888	1,970	1,865	1,233	1,369	1,474	1,907
interest expense (D)

Adjustments in prior quarters	223	179	179	—	(181)	(181)	(137)	44
Adjustments in current quarter	—	—	—	41	—	44	—	179
Total adjustments (E)	223	179	179	41	(181)	(137)	(137)	223

Adjusted earnings, rolling 12 months adjusted for preferred
dividends and tax-effected interest expense (D-E)	1,705	1,709	1,791	1,824	1,413	1,505	1,611	1,684
Adjusted earnings, rolling 12 months (C-E)	1,276	1,276	1,349	1,370	993	1,081	1,185	1,261

Average invested capital (F)	26,617	26,903	27,728	28,186	24,193	24,745	25,247	25,487
Average common stock or member's equity (G)	11,920	12,297	12,864	13,219	10,844	11,266	11,660	11,778

Gross debt (H)	15,083	15,244	15,387	15,517	13,943	13,600	13,937	13,991
Less securitization debt (I)	398	360	338	298	520	483	463	424
Gross debt, excluding securitization debt (H-I)	14,685	14,883	15,049	15,219	13,423	13,116	13,474	13,567
Less cash and cash equivalents (J)	733	337	667	202	946	623	808	260
Net debt, excluding securitization debt (H-I-J)	13,952	14,546	14,382	15,018	12,477	12,493	12,666	13,307

Total capitalization (K)	27,986	28,238	29,056	29,631	25,248	25,567	26,400	26,740
Less securitization debt (L)	398	360	338	298	520	483	463	424
Total capitalization, excluding securitization debt (K-L)	27,588	27,878	28,717	29,333	24,728	25,084	25,937	26,317
Less cash and cash equivalents (M)	733	337	667	202	946	623	808	260
Net capitalization, excluding securitization debt (K-L-M)	26,855	27,540	28,050	29,131	23,782	24,460	25,129	26,057

(%)
ROIC – As-Reported (D/F)	7.2	7.0	7.1	6.6	5.1	5.5	5.8	7.5
ROIC – Adjusted ((D-E)/F)	6.4	6.4	6.5	6.5	5.8	6.1	6.4	6.6
ROE – As-Reported (C/G)	12.6	11.8	11.9	10.7	7.5	8.4	9.0	12.6
ROE – Adjusted ((C-E)/G)	10.7	10.4	10.5	10.4	9.2	9.6	10.2	10.7
Debt to capital ratio (H/K)	53.9	54.0	53.0	52.4	55.2	53.2	52.8	52.3
Debt to capital, excluding securitization debt ((H-I)/(K-L))	53.2	53.4	52.4	51.9	54.3	52.3	51.9	51.6
Net debt to net capital, excluding securitization debt ((H-I-J)/(K-L-M))	52.0	52.8	51.3	51.6	52.5	51.1	50.4	51.1
Calculations may differ due to rounding.

REG G RECONCILIATIONS

ENTERGY ARKANSAS FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES

($ millions)	2019	2018	2017
As-reported earnings applicable to common stock (A)	263	252	138
Preferred dividends	—	1	1
Tax-effected interest expense	99	86	70
As-reported earnings applicable to common stock adjusted for
preferred dividends and tax-effected interest expense (B)	362	339	210

Adjustments
Tax reform	—	—	3
2012/2013 IRS audit settlement	—	(2)	—
Total adjustments (C)	—	(2)	3

Adjusted earnings adjusted for preferred
dividends and tax-effected interest expense (B-C)	362	341	206
Adjusted earnings (A-C)	263	254	135
Average invested capital (D)	6,432	5,810	5,263
Average invested capital, excluding securitization (E)	6,418	5,782	5,221
Average member's equity (F)	3,055	2,680	2,315

Gross debt (G)	3,528	3,226	3,002
Less securitization debt (H)	7	21	35
Gross debt, excluding securitization debt (G-H)	3,522	3,205	2,968
Less cash and cash equivalents (I)	3	—	6
Net debt, excluding securitization debt (G-H-I)	3,518	3,205	2,961

Total capitalization (J)	6,654	6,209	5,410
Less securitization debt (K)	7	21	35
Total capitalization, excluding securitization debt (J-K)	6,647	6,188	5,375
Less cash and cash equivalents (L)	3	—	6
Net capitalization, excluding securitization debt (J-K-L)	6,644	6,188	5,369

(%)
ROIC – As-Reported (B/D)	5.6	5.8	4.0
ROIC – Adjusted ((B-C)/E)	5.6	5.9	4.0
Return on average member's equity – As-Reported (A/F)	8.6	9.4	6.0
Return on average member's equity – Adjusted ((A-C)/F)	8.6	9.5	5.8
Debt to capital (G/J)	53.0	52.0	55.5
Debt to capital, excluding securitization debt ((G-H)/(J-K))	53.0	51.8	55.2
Net debt to net capital, excluding securitization debt ((G-H-I)/(J-K-L))	53.0	51.8	55.2
Calculations may differ due to rounding.

REG G RECONCILIATIONS

ENTERGY LOUISIANA FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2017-2019

($ millions)	2019	2018	2017
As-reported net income (A)	692	676	316
Preferred dividends	—	—	—
Tax-effected interest expense	203	184	154
As-reported net income adjusted for preferred dividends and
tax-effected interest expense (B)	894	860	470

Adjustments
IRS audit items	—	—	—
Regulatory sharing	—	—	56
Income tax effect on regulatory sharing	—	—	(14)
Tax reform	—	—	(224)
2012/2013 IRS audit settlement	—	50	—
Total Adjustments (C)	—	50	(183)

Adjusted earnings adjusted for preferred
dividends and tax-effected interest expense (B-C)	894	810	653
Adjusted earnings (A-C)	692	626	499
Average invested capital (D)	13,213	12,103	11,197
Average invested capital, excluding securitization (E)	13,169	12,036	11,109
Average common equity (F)	6,150	5,606	5,195

Gross debt (G)	7,321	6,806	6,188
Less securitization debt (H)	33	56	78
Gross debt, excluding securitization debt (G-H)	7,288	6,750	6,110
Less cash and cash equivalents (I)	2	43	36
Net debt, excluding securitization debt (G-H-I)	7,286	6,707	6,074

Total capitalization (J)	13,718	12,709	11,496
Less securitization debt (K)	33	56	78
Total capitalization, excluding securitization debt (J-K)	13,685	12,653	11,419
Less cash and cash equivalents (L)	2	43	36
Net capitalization, excluding securitization debt (J-K-L)	13,683	12,610	11,383

(%)
ROIC – As-Reported (B/D)	6.8	7.1	4.2
ROIC – Adjusted ((B-C)/E)	6.8	6.7	5.9
Return on average member's equity – As-Reported (A/F)	11.3	12.1	6.1
Return on average member's equity – Adjusted ((A-C)/F)	11.3	11.2	9.6
Debt to capital (G/J)	53.4	53.6	53.8
Debt to capital ratio, excluding securitization debt ((G-H)/(J-K))	53.3	53.3	53.5
Net debt to net capital, excluding securitization debt ((G-H-I)/(J-K-L))	53.2	53.2	53.4
Calculations may differ due to rounding.

REG G RECONCILIATIONS

ENTERGY MISSISSIPPI FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2017-2019

($ millions)	2019	2018	2017
As-reported earnings applicable to common stock (A)	120	125	109
Preferred dividends	—	1	1
Tax-effected interest expense	44	39	29
As-reported earnings applicable to common stock adjusted for preferred
dividends and tax-effected interest expense (B)	164	165	139

Adjustments
Tax reform	—	—	(3)
2012/2013 IRS audit settlement	—	(1)	—
Total Adjustments (C)	—	(1)	(3)

Adjusted earnings adjusted for preferred
dividends and tax-effected interest expense (B-C)	164	166	143
Adjusted earnings (A-C)	120	126	113
Average invested capital (D)	2,891	2,543	2,352
Average member's equity (E)	1,417	1,235	1,136

Gross debt (F)	1,621	1,326	1,270
Less cash and cash equivalents (G)	52	37	6
Net debt (F-G)	1,569	1,289	1,264

Total capitalization (H)	3,163	2,618	2,468
Less cash and cash equivalents (I)	52	37	6
Net capitalization (H-I)	3,111	2,581	2,462

(%)
ROIC – As-Reported (B/D)	5.7	6.5	5.9
ROIC – Adjusted ((B-C)/D)	5.7	6.5	6.1
Return on average member's equity – As-Reported (A/E)	8.5	10.1	9.6
Return on average member's equity – Adjusted ((A-C)/E)	8.5	10.2	9.9
Debt to capital (F/H)	51.2	50.6	51.5
Net debt to net capital ((F-G)/(H-I))	50.4	49.9	51.3
Calculations may differ due to rounding.

ENTERGY NEW ORLEANS FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2017-2019

($ millions)	2019	2018	2017
As-reported earnings applicable to common stock (A)	53.0	53.0	44.0
Preferred dividends	—	—	1.0
Tax-effected interest expense	15.0	15.0	13.0
As-reported earnings applicable to common stock adjusted for preferred
dividends and tax-effected interest expense (B)	68.0	68.0	57.0

Adjustments
Tax reform	—	—	(6.0)
2012/2013 IRS audit settlement	—	—	—
Total Adjustments (C)	—	—	(6.0)

Adjusted earnings adjusted for preferred
dividends and tax-effected interest expense (B-C)	68	68	63
Adjusted earnings (A-C)	53	53	50
Average invested capital (D)	995	891	874
Average invested capital, excluding securitization (E)	937	822	794
Average member's equity (F)	471	430	421

Gross debt (G)	564	484	437
Less securitization debt (H)	53	64	74
Gross debt, excluding securitization debt (G-H)	511	420	362
Less cash and cash equivalents (I)	6	20	33
Net debt, excluding securitization debt (G-H-I)	505	400	330

Total capitalization (J)	1,062	929	852
Less securitization debt (K)	53	64	74
Total capitalization, excluding securitization debt (J-K)	1,009	865	778
Less cash and cash equivalents (L)	6	20	33
Net capitalization, excluding securitization debt (J-K-L)	1,003	845	745

(%)
ROIC – As-Reported (B/D)	6.8	7.6	6.5
ROIC – Adjusted ((B-C)/E)	7.2	8.2	8.0
Return on average member's equity – As-Reported (A/F)	11.3	12.4	10.4
Return on average member's equity – Adjusted ((A-C)/F)	11.3	12.4	11.8
Debt to capital (G/J)	53.1	52.1	51.3
Debt to capital, excluding securitization debt ((G-H)/(J-K))	50.7	48.6	46.5
Net debt to net capital, excluding securitization debt ((G-H-I)/(J-K-L))	50.4	47.4	44.2
Calculations may differ due to rounding.

REG G RECONCILIATIONS

ENTERGY TEXAS FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2017-2019

($ millions)	2019	2018	2017
As-reported earnings applicable to common stock (A)	159	162	76
Preferred dividends	1	—	—
Tax-effected interest expense	58	65	51
As-reported earnings applicable to common stock adjusted for preferred
dividends and tax-effected interest expense (B)	217	227	127

Adjustments
IRS audit items	—	—	—
Tax reform	—	38	(3)
2012/2013 IRS audit settlement	—	(1)	—
Total Adjustments (C)	—	37	(3)

Adjusted earnings adjusted for preferred
dividends and tax-effected interest expense (B-C)	217	189	130
Adjusted earnings (A-C)	159	125	79
Average invested capital (D)	3,332	2,892	2,712
Average invested capital, excluding securitization debt (E)	3,087	2,571	2,319
Average common equity (F)	1,593	1,341	1,165

Gross debt (G)	1,928	1,514	1,587
Less securitization debt (H)	205	284	358
Gross debt, excluding securitization debt (G-H)	1,723	1,230	1,229
Less cash and cash equivalents (I)	13	—	116
Net debt, excluding securitization debt (G-H-I)	1,710	1,230	1,114

Total capitalization (J)	3,728	2,936	2,847
Less securitization debt (K)	205	284	358
Total capitalization, excluding securitization debt (J-K)	3,522	2,652	2,489
Less cash and cash equivalents (L)	13	—	116
Net capitalization, excluding securitization debt (J-K-L)	3,509	2,652	2,374

(%)
ROIC – As-Reported (B/D)	6.5	7.8	4.7
ROIC – Adjusted ((B-C)/E)	7.0	7.4	5.6
ROE – As-Reported (A/F)	10.0	12.1	6.5
ROE – Adjusted ((A-C)/F)	10.0	9.3	6.8
Debt to capital (G/J)	51.7	51.6	55.7
Debt to capital, excluding securitization debt ((G-H)/(J-K))	48.9	46.4	49.4
Net debt to net capital, excluding securitization debt ((G-H-I)/(J-K-L))	48.7	46.4	46.9
Calculations may differ due to rounding.

REG G RECONCILIATIONS

SYSTEM ENERGY RESOURCES FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2017-2019

($ millions)	2019	2018	2017
As-reported net income (A)	99	94	79
Preferred dividends	—	—	—
Tax-effected interest expense	25	27	22
As-reported net income adjusted for preferred
dividends and tax-effected interest expense (B)	124	121	101

Adjustments
Tax reform	—	—	—
2012/2013 IRS audit settlement	—	—	—
Total Adjustments (C)	—	—	—

Adjusted earnings adjusted for preferred
dividends and tax-effected interest expense (B-C)	124	121	101
Adjusted earnings (A-C)	99	94	79
Average invested capital (D)	1,314	1,324	1,318
Average common equity (E)	725	724	725

Gross debt (F)	548	631	569
Less cash and cash equivalents (G)	69	96	287
Net debt (F-G)	479	535	282

Total capitalization (H)	1,260	1,368	1,280
Less cash and cash equivalents (I)	69	96	287
Net capitalization (H-I)	1,191	1,272	993

(%)
ROIC – As-Reported (B/D)	9.4	9.2	7.6
ROIC – Adjusted ((B-C)/D)	9.4	9.2	7.6
ROE – As-Reported (A/E)	13.7	13.0	10.8
ROE – Adjusted ((A-C)/E)	13.7	13.0	10.8
Debt to capital (F/H)	43.5	46.1	44.5
Net debt to net capital ((F-G)/(H-I))	40.2	42.1	28.5
Calculations may differ due to rounding.

REG G RECONCILIATIONS

ENTERGY WHOLESALE COMMODITIES FINANCIAL METRICS – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2017-2019

($ millions)	2019	2018	2017
As-reported net income (loss) attributable to Entergy Corporation	147	(343)	(175)

Net income (loss)	149	(341)	(172)
Add back: interest expense	29	34	24
Add back: income taxes	(161)	(269)	(146)
Add back: depreciation and amortization	148	150	193
Subtract: interest and investment income	415	15	224
Add back: decommissioning expense	237	239	255
Adjusted EBITDA	(13)	(202)	(71)
Calculations may differ due to rounding.

ENTERGY WHOLESALE COMMODITIES FINANCIAL METRICS – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
1Q18-4Q19

($ millions)	1Q19	2Q19	3Q19	4Q19	1Q18	2Q18	3Q18	4Q18
As-reported net income (loss) attributable to Entergy Corporation	97	(26)	(141)	217	(18)	(57)	105	(373)

Net income (loss)	97	(25)	(141)	218	(18)	(56)	106	(372)
Add back: interest expense	9	9	6	5	8	8	9	8
Add back: income taxes	66	(9)	(31)	(187)	(1)	(30)	(136)	(102)
Add back: depreciation and amortization	38	38	38	34	38	39	40	34
Subtract: interest and investment income	181	75	59	99	(1)	58	127	(169)
Add back: decommissioning expense	63	64	60	49	58	60	56	64
Adjusted EBITDA	92	2	(127)	20	86	(37)	(52)	(199)
Calculations may differ due to rounding.

ENTERGY CORPORATION AND SUBSIDIARIES

INVESTOR NEWS	COMMON STOCK INFORMATION
Visit our investor relations website at www.entergy.com/investor_relations for	The company’s common stock is listed on the New York and Chicago
earnings reports, financial releases, SEC filings and other investor information.	exchanges under the symbol “ETR” (CUSIP 29364G103). The Entergy share price is reported daily in the financial press under “Entergy” in
INVESTOR RELATIONS	most listings of New York Stock Exchange securities. Entergy common
Securities analysts, portfolio managers, and other members of the financial	stock is a component of the following indices: S&P 500, S&P Utilities
community may contact:	Index, Philadelphia Utility Index and the NYSE Composite Index,
David Borde	among others.
Vice President, Investor Relations
Telephone: 504-576-5668	As of Jan. 31, 2020, there were 190,726,738 shares of Entergy
E–mail: dborde@entergy.com	common stock outstanding. Shareholders of record totaled
23,696, and approximately 283,538 investors held Entergy stock in
SHAREHOLDER ACCOUNT INFORMATION	“street name” through a broker.
EQ Shareowner Services is Entergy’s transfer agent,
registrar, dividend disbursing agent, and dividend reinvestment	CERTIFICATIONS
and stock purchase plan agent. Shareholders of record with	In May 2019, Entergy’s Chief Executive Officer certified to the
questions about lost certificates, lost or missing dividend checks	New York Stock Exchange that he was not aware of any violation
or notifications of change of address should contact:	of the NYSE corporate governance listing standards. Also, Entergy
EQ Shareowner Services	filed certifications regarding the quality of the company’s public
P.O. Box 64874	disclosure, required by Section 302 of the Sarbanes-Oxley Act of
St. Paul, MN 55164-0874	2002, as exhibits to our Annual Report on Form 10-K for the fiscal year
Phone: 1-855-854-1360	ended Dec. 31, 2019.
Internet: www.shareowneronline.com
DIVIDEND PAYMENTS
CORPORATE GOVERNANCE	The Board of Directors declares dividends quarterly and sets the record and
Entergy’s Corporate Governance Guidelines, Board Committee Charters	payment dates. Subject to Board discretion, those dates for 2020 are:
for the Audit, Corporate Governance, and Personnel Committees, Entergy's
Code of Entegrity and other ethics policies may be accessed electronically	DECLARATION DATE		RECORD DATE		PAYMENT DATE
by selecting the investor information page on Entergy’s corporate	February 1			February 14	March 1
website at entergy.com.	April 8			May 7	June 1
	July 31			August 13	September 1
ADDITIONAL INFORMATION	October 30			November 12	December 1
For copies of the above Corporate Governance documents, Entergy’s
10-K and 10-Q reports filed with the Securities and Exchange	Quarterly dividend payments (in cents-per-share):
Commission, or for other investor information, email amichel@entergy.com.
	QUARTER	2019	2018	2017
	1	91	89	87
	2	91	89	87
	3	91	89	87
	4	93	91	89